UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Orbital Energy Group, Inc.

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August 22, 2021

Dear Stockholders:

Our company achieved major milestones this year in pursuing our strategy to expand our electric power transmission and distribution, telecommunications, and renewable energy infrastructure services platform. The impact of COVID-19 is for the most part behind us, as customer capital spending is returning to pre-pandemic levels.

Our stock price increased meaningfully during the first half of this year. which we believe can be attributed to the positive momentum in our utility scale solar infrastructure services business – as our solar programs and our partnership with the Black Sunrise Fund, who announced their plan to build over 1 gigawatt of solar power on retired coal power generation facilities with a beginning investment of $725 million. The stock price increase was a significant catalyst to our acquisition strategy.

In April, we acquired Gibson Technical Services (GTS), based in Georgia, to serve as our telecommunication infrastructure platform and to serve telecommunication, heath care, and entertainment venue customers building out 5G Spectrum networks and increasing bandwidth requirements on their systems. A strategy is already in place with GTS to build their platform through synergistic acquisitions that will provide customers with broader solutions and expand their capabilities geographically, adding significant shareholder value.

We are now directing our focus on acquiring an established electric transmission and distribution infrastructure services company to serve as a platform for that segment of our business. By the end of this year, we believe we will have a strong foundation in place for renewables, electric power transmission and distribution, and our telecommunication infrastructure services business, to complement our engineering solutions and services segment.

In parallel with our acquisition strategy, we continue to fund Orbital Power Inc. (OPI), which was started in the first quarter of 2020. OPI is gaining recognition in the electric power infrastructure services market and has been on a steady growth trajectory since inception, expanding their geographic footprint throughout the southwest and southern U.S. with investor-owned utilities and municipalities.

Earlier this year we launched Eclipse Foundation Group which compliments OPI, by providing drilled pier foundations primarily serving the electric transmission and substation markets.

COVID-19 did provide challenges to our business during 2020 and into 2021. In many areas of our business, customer spending on non-critical projects were delayed until this year. Our company primarily felt the impact in our solar and gas measurement and sampling areas. To a lesser extent, Orbital Power experienced setbacks establishing new customers that resulted in a temporary negative impact on hiring new service providers. However, as we enter the second half of this year, we are experiencing a resurgence in each of these areas, as solar developers, energy companies, and electric utility customer spending appears to be returning to pre-COVID levels.

I am very proud of our employees and their efforts to mitigate the impact of COVID-19 to our business. Our employees implemented and adhered to safety procedures for themselves, their families, and our key stakeholders, all the while continuing to provide services to our customers without a serious safety incident. I am very appreciative and thankful to our entire Orbital Energy Group family.

The end markets we serve continue to have multi-year drivers we believe will create continued momentum in the markets we serve. Mandates to transition the country, and the world, for that matter, from fossil fuel to renewable generation will be a significant catalyst to build billions of dollars of utility scale solar generation assets.

As technology continues to advance, the aging electric grid becomes more important to programs such as electric vehicles and many other smart grid applications. The rollout of the 5G spectrum will revolutionize communication and require significant new infrastructure to provide bandwidth continuity and security. This new infrastructure impact does not include further positive impact we expect to receive from the current federal administration and any infrastructure spending bill that may be passed.

The progress we are making this year through our acquisition and organic growth strategies, our customer spending returning to pre-pandemic levels, and positive multi-year growth drivers, will likely result in the company achieving positive EBITDA and cashflow by the end of this calendar year.

Last, but certainly not least, we continue to advance Orbital Energy Group’s diversity, equity, and inclusion (DEI) strategy. This year, we have added more diversity to our board of directors with the appointment of Paul T. Addison, Jerry Sue Thornton, and LaForrest V. Williams. We are also developing processes to hire, employ, train, and promote people of color and other disadvantaged persons at all levels of our organization more effectively. Our objective is to be a recognized leader in diversity, equity, and inclusion in the industries we serve.

In summary, we continue to be a company in transition. Our strategy is straight forward…to build an infrastructure services platform that serves the electric power transmission and distribution, telecommunications, and renewable industries, which will complement our legacy gas engineering solutions and services business. We will primarily execute strategy through acquiring successful, well established, and privately held infrastructure services companies that have reached a threshold in their operations and need financial support to profitably increase their business to the next level. We will also continue to advance our strategy to have a more diverse, equitable and inclusive workforce, providing opportunities for advancement of underserved and underrepresented peoples at all levels of our organization.

The headwinds of the COVID-19 pandemic caused a year delay in ‘rolling out’ our strategy. We believe we will be EBITDA and cash flow positive by the end of 2021. Thank you for your ongoing support and I look forward to sharing our progress throughout the year.

Sincerely,

Jim O’Neil

Annual Meeting of Stockholders

To: The Stockholders of Orbital Energy Group, Inc.

We will hold our 2021 Annual Meeting of Stockholders at 9:00 am MST on Tuesday, October 12, 2021, at the Fairmont Scottsdale Princess, 7575 East Princess Drive, Scottsdale, Arizona 85255 (the “Annual Meeting”) for the following purposes:

1.	Election of nine directors to hold office until the 2022 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified;
2.	Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021;
3.	Advisory approval of the Company’s executive compensation (Say-on-Pay);
4.	To approve an amendment to paragraph 11.27 of the Orbital Energy Group 2020 Incentive Award Plan by increasing the Overall Share Limit to 5,000,000;
5.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

These items of business are more fully described in the Proxy Statement accompanying this notice. The board of directors has fixed the close of business on August 18, 2021, as the Record Date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting of Stockholders. For a period of at least ten days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be open to examination by any stockholder during ordinary business hours at the offices of the Company, 1924 Aldine Western, Houston, Texas 77038.

Your vote is especially important. All stockholders are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we encourage you to read this Proxy Statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials (the “Notice”) you received in the mail, the section entitled General Information about the Annual Meeting beginning on page 1 of the Proxy Statement or, if you requested to receive printed proxy materials, your enclosed proxy card.

To assure your representation at the Annual Meeting of Stockholders, we ask that you vote as promptly as possible.

Your stock will be voted in accordance with the instructions you provide in your proxy. You may revoke your proxy at any time before it is voted by signing and returning a proxy bearing a later date for the same shares, by filing with the Secretary of the Company a written revocation bearing a later date or by attending and voting in person at the Annual Meeting.

By Order of the Board of Directors

Proxy Statement

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Orbital Energy Group, Inc. (the “Company") for use at the Annual Meeting of Stockholders to be held at 9:00 am MST on Tuesday, October 12, 2021, at the Fairmont Scottsdale Princess, 7575 East Princess Drive, Scottsdale, Arizona 85255 and for any postponements or adjournments thereof. Please vote your shares of Orbital Energy Group common stock. Your vote at the Annual Meeting is important to us. Whether or not you plan to attend the Annual Meeting, we encourage you to read this Proxy Statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials (the “Notice”) you received in the mail, the section entitled General Information about the Annual Meeting beginning below in this Proxy Statement or, if you requested to receive printed proxy materials, your enclosed proxy card. The Proxy Statement and the accompanying materials are being made available to the stockholders on or about August 28, 2021.

WE URGE YOU TO VOTE AS SOON AS POSSIBLE, EVEN IF YOU ARE CURRENTLY INTENDING TO ATTEND THE MEETING.  THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON, BUT WILL ASSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND THE MEETING.  IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD (WHICH WILL BE MADE AVAILABLE TO YOU SEPARATELY) OR PROVIDE VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

General Information about the Annual Meeting

Q: Why am I receiving these materials?

A: Our board of directors has made these materials available to you on the internet or, upon your request, delivered printed proxy materials to you in connection with the solicitation of proxies for use at the Orbital Energy Group Annual Meeting of Stockholders, which will take place at 9:00 am MST on Tuesday, October 12, 2021, at the Fairmont Scottsdale Princess, 7575 East Princess Drive, Scottsdale, Arizona 85255. As a stockholder, you are invited to attend the Annual Meeting and you are requested to vote on the items of business described in this Proxy Statement.

Q: What information is contained in this Proxy Statement?

A: The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation award process of our directors and most highly paid executive officers, a description of an amendment to paragraph 11.27 of the Orbital Energy Group 2020 Incentive Award Plan to increase the Overall Share Limit to 5,000,000, ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021, corporate governance and information on our board of directors and certain other required information.

Q: Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

A: In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), we may furnish proxy materials, including this Proxy Statement and our 2020 Annual Report on Form 10-K and our most recent Form 10-Q, to our stockholders by providing access to such documents on the internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice, which was mailed to most of our stockholders, will instruct you as to how you may access and review all the proxy materials on the internet. The Notice also instructs you as to how you may submit your proxy on the internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions in the Notice for requesting such materials.

Q: I share an address with another stockholder and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A: We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials and the Annual Report to Stockholders to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces environmental impact as well as our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will promptly deliver a separate copy of the Notice and, if applicable, the proxy materials and the Annual Report to Stockholders to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, these proxy materials or the 2020 Annual Report on Form 10-K and the most recent Form 10-Q, stockholders may telephone, write or email us as follows: (832) 467‑1420, Orbital Energy Group, Inc., 1924 Aldine Western, Houston, Texas 77038; Investors@OrbitalEnergyGroup.com.

Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Q: How do I get electronic access to the proxy materials?

A: The Notice will provide you with instructions regarding how to:

•	View our proxy materials for the Annual Meeting on our website, www.OrbitalEnergyGroup.com and
•	Instruct us to send our future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact on the environment of printing and mailing these materials. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q: Is the Annual Meeting going to be webcast?

A: For your convenience, we are pleased to offer a live webcast of our Annual Meeting on the Investor Relations section of our website at www.OrbitalEnergyGroup.com.

Q: Can I participate in the question-and-answer portion of the Annual Meeting without attending the Annual Meeting?

A: No. The live webcast will be only visual and audio; there will be no opportunity to participate in the question-and-answer portion of the Annual Meeting unless you are present at the meeting.

Q: What items of business will be voted on at the 2021 Annual Meeting?

A: The items of business scheduled to be voted on at the Annual Meeting are:

•	The election of nine directors to hold office until the 2022 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified;
•	Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021;
•	Advisory approval of the Company’s executive compensation (Say-on-Pay); and
•	To approve an amendment to paragraph 11.27 of the Orbital Energy Group 2020 Incentive Award Plan by increasing the Overall Share Limit to 5,000,000.

We will also consider any other business that properly comes before the Annual Meeting.

Q: How can I vote my shares in person at the Annual Meeting?

A: Shares held in your name as the stockholder of record may be voted by you in person at the Annual Meeting. Shares held beneficially in street name may be voted by you in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described herein so that your vote will be counted if you later decide not to attend the meeting.

Q: How shall I sign my name on the proxy card?

A: The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to Orbital Energy Group in validating your vote if you fail to sign your proxy card properly.

•	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.
•	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration on the proxy card.
•	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

Q: How can I vote my shares without attending the Annual Meeting?

A: Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may vote by proxy. You can vote by proxy over the internet by following the instructions provided in the Notice or, if you requested to receive printed proxy materials, you can also vote by mail or telephone pursuant to instructions provided on the proxy card. If you hold shares beneficially in street name, you may also vote by proxy over the internet by following the instructions provided in the Notice or, if you requested to receive printed proxy materials, you can also vote by telephone or mail by following the voting instruction card provided to you by your broker, bank, trustee or nominee.

Q: May I change my vote?

A: You may change your vote at any time prior to the taking of the vote at the Annual Meeting. If you are the stockholder of record, you may change your vote by: (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to Orbital Energy Group’s Corporate Secretary at Orbital Energy Group, Inc., 1924 Aldine Western, Houston, Texas 77038 prior to your shares being voted or (3) attending the Annual Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee or nominee following the instructions they provided or, if you have obtained a legal proxy from your broker, bank, trustee or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

Q: Is my vote confidential?

A: Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Orbital Energy Group or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the votes and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to Orbital Energy Group management.

Q: How many shares must be present or represented to conduct business at the Annual Meeting?

A: The presence at the Annual Meeting, in person or by proxy, of the holders of one third of the aggregate voting power of the common stock outstanding on the Record Date will constitute a quorum. Each share of common stock is entitled to one vote. As of the Record Date for this Annual Meeting, approximately 65,264,305 shares of common stock were outstanding and entitled to vote at the Annual Meeting. Both abstentions and broker non-votes (described below) are counted for the purpose of determining the presence of a quorum. Unless otherwise indicated, all references herein to percentages of outstanding shares of stock are based on such numbers of shares outstanding. Shares entitled to vote are referred to hereafter as “Voting Shares.”

Q: What shares can I vote?

A: Each share of Orbital Energy Group common stock issued and outstanding as of the close of business on the Record Date for the Annual Meeting is entitled to be voted on all items being voted on at the Annual Meeting. You may vote all shares owned by you as of the Record Date, including: (1) shares held directly in your name as the stockholder of record and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee or other nominee.

Q: How many votes am I entitled to per share?

A: Each holder of shares of common stock is entitled to one vote for each share held as of the Record Date.

Q: What is the Record Date?

A: Record Date, in the context of voting at the Annual Meeting, is the date on which our stock ledger is closed for the purpose of determining which stockholders officially own voting shares in order to be entitled to vote at the Annual Meeting. The Record Date for the 2021 Annual Meeting of Stockholders is August 18, 2021.

Q: How may I vote?

A: Regarding the election of directors, you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees.

A: Regarding the following proposals, you may vote “FOR” or “AGAINST” or “ABSTAIN”:

•	Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021;
•	Advisory approval of the Company’s executive compensation (Say-on-Pay); and
•	To approve an amendment to paragraph 11.27 of the Orbital Energy Group 2020 Incentive Award Plan by increasing the Overall Share Limit to 5,000,000.

Q: If I check the box for “ABSTAIN” or “WITHHOLD,” what happens to my vote?

A: If you check the box for “ABSTAIN” or “WITHHOLD,” your vote will not be counted in favor of the matter on which you voted; however, it will be counted for the purpose of determining the presence of a quorum.

Q: What vote is required to approve each item?

A: Election of directors

The affirmative vote “FOR” of a simple majority of the votes cast at the Annual Meeting is required for the election of each director. A properly executed proxy marked "WITHHOLD" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated or the other items to be voted on; however, it will be counted for purposes of determining whether there is a quorum. Voting Shares represented by properly executed proxies for which no instruction is given will be voted “FOR” election of the nominee for director.

A: Ratification of Grant Thornton LLP as our independent registered public accounting firm.

The affirmative vote “FOR” of a simple majority of the votes cast at the Annual Meeting is required for the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2021. A properly executed proxy marked “ABSTAIN” regarding this issue will not be voted with respect to the item to be voted on; although, it will be counted for purposes of determining whether there is a quorum. Voting Shares represented by properly executed proxies for which no instruction is given will be voted “FOR” these issues.

A: Advisory vote on the approval of the Company’s executive compensation (Say-on-Pay).

While we intend to carefully consider the voting results of this proposal, in accord with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the final vote is advisory in nature, therefore, not binding on us, our board or the Compensation Committee. Our executive compensation will be approved, on an advisory basis, if the votes cast by stockholders in favor of advisory approval exceed those votes cast in opposition of advisory approval.

A: To approve an amendment to paragraph 11.27 of the Orbital Energy Group 2020 Incentive Award Plan by increasing the Overall Share Limit to 5,000,000.

The affirmative vote “FOR” of a simple majority of the votes cast at the Annual Meeting is required to approve an amendment to paragraph 11.27 of the Orbital Energy Group 2020 Incentive Award Plan by increasing the Overall Share Limit. A properly executed proxy marked "WITHHOLD" with respect to this proposal will not be voted with respect to approval of this proposal; however, it will be counted for purposes of determining whether there is a quorum. Voting Shares represented by properly executed proxies for which no instruction is given will be voted “FOR” approval of an amendment to paragraph 11.27 of the Orbital Energy Group 2020 Incentive Award Plan by increasing the Overall Share Limit.

Q: Why am I asked to approve an amendment to paragraph 11.27 of the Orbital Energy Group 2020 Incentive Award Plan by increasing the Overall Share Limit to 5,000,000?

A: Nasdaq Stock Market Listing Rule 5635(c) requires shareholder approval prior to the issuance of securities when a stock option or purchase plan is to be established or materially amended or other equity compensation arrangement is made or materially amended, pursuant to which stock may be acquired by officers, directors, employees, or consultants.

We had two previous equity incentive plans, 2008 Equity Incentive Plan and the Company’s 2009 Equity Incentive Plan (Executive), which have both expired.

Q: What is the purpose of the Orbital Energy Group 2020 Incentive Award Plan and what is in it?

A: Orbital Energy Group is requesting its stockholders to approve an amendment to paragraph 11.27 of the Orbital Energy Group 2020 Incentive Award Plan (the “Plan”) by increasing the Overall Share Limit from 2,000,000 to 5,000,000 shares of which 397,597 have been granted. The Overall Share Limit is the total number of shares reserved and available for grant and issuance pursuant to the Plan. By the terms of the Plan, the Company shall reserve and keep available a sufficient number of shares as shall be required to satisfy the requirements of all outstanding awards granted under the Plan. This increase will become effective upon stockholder approval.

The purpose of the Orbital Energy Group 2020 Incentive Award Plan is to enhance our ability to attract, retain and motivate persons who make (or are expected to make) important contributions to Orbital Energy Group by providing these individuals with equity ownership opportunities. Equity awards are intended to motivate high levels of performance and align the interests of our directors, employees and consultants with those of our stockholders by giving directors, employees and consultants the perspective of an owner with an equity stake in Orbital Energy Group and providing a means of recognizing their contributions to the success of the Company. Our board of directors and management believe that equity awards are necessary to remain competitive in the Company’s industry and are essential to recruiting and retaining the highly qualified employees who help Orbital Energy Group meet its goals.

Q: What is the effect of the proposal to ratify the Audit Committee’s appointment of Grant Thornton LLP as our independent registered public accounting firm?

A: Selection of our independent registered public accounting firm is not required to be submitted to a vote of stockholders. The Sarbanes-Oxley Act of 2002 requires the Audit Committee of our board of directors to be responsible for the appointment, compensation and oversight of the audit work of the independent registered public accounting firm. However, the board of directors has elected to submit the selection of Grant Thornton LLP as our independent registered public accounting firm to stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain Grant Thornton LLP and may retain that firm or another firm without resubmitting the matter to our stockholders. Even if the appointment is ratified, the Audit Committee may, at its discretion, appoint a different independent registered public accounting firm at any time during the year.

Q: Is cumulative voting permitted for the election of directors?

A: No. You may not cumulate your votes for the election of directors.

Q: What is cumulative voting?

A: A system of voting in which each voter is given as many votes as there are positions to be filled and allowed to cast those votes for one candidate or distribute them in any way among the candidates.

Q: What happens if additional matters are presented at the Annual Meeting?

A: Other than:

•	Election of nine directors to hold office until the 2022 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified;
•	Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021;
•	Advisory approval of the Company’s executive compensation (Say-on-Pay); and
•	To approve an amendment to paragraph 11.27 of the Orbital Energy Group 2020 Incentive Award Plan by increasing the Overall Share Limit to 5,000,000.

As described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you submit a signed proxy, the persons named as proxy will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A: Many Orbital Energy Group stockholders hold their shares as a beneficial owner through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held as a stockholder of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the stockholder of record, and the Notice was sent directly to you by Orbital Energy Group. As the stockholder of record, you have the right to grant your voting proxy directly to Orbital Energy Group or to vote in person at the Annual Meeting. If you requested to receive printed proxy materials, Orbital Energy Group has enclosed or sent a proxy card for you to use. You may also vote on the internet or by telephone, as described in the Notice and below under the heading “How can I vote my shares without attending the Annual Meeting?”

Beneficial Owner

If your shares are held in an account at a brokerage firm, bank, broker-dealer, trust or other similar organization, like most of our stockholders, you are considered the beneficial owner of shares held in street name, and the Notice was forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee or nominee how to vote your shares and you are also invited to attend the Annual Meeting.

Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares at the meeting. If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. You may vote by proxy over the internet or by telephone, as described in the Notice and below under the heading “How can I vote my shares without attending the Annual Meeting?”

If you hold your shares in "street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

Q: Who will bear the cost of soliciting votes for the Annual Meeting?

A: Orbital Energy Group will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials and/or vote over the internet, you are responsible for internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities.

Q: Where can I find the voting results of the Annual Meeting?

A: We intend to announce preliminary voting results at the Annual Meeting and to disclose the vote results on Form 8-K as well as on our website at www.OrbitalEnergyGroup.com as soon as possible after the Annual Meeting.

Proposals to be Considered

PROPOSAL I

Election of Directors

Issued and outstanding shares of our Common Stock are entitled to one vote per share for each Director for a one-year term or until a successor has been elected and qualified or the Director’s earlier resignation or removal. Cumulative voting is not permitted.

Unless stated to be voted otherwise, each proxy will be voted for the election of the nominees named. The nominees have consented to serve as director if elected. If any nominee becomes unavailable for election before the Annual Meeting of Stockholders, the board of directors may name a substitute nominee and proxies will be voted for such substitute nominee unless an instruction to the contrary is written on the proxy card.

Information about Director Nominees

Board of Directors Independence

The board of directors has determined that each of the director nominees standing for election has no relationship that, in the opinion of the board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Additionally, several of the director nominees standing for election are “independent directors” as defined by Rule 5605(a)(2) of The Nasdaq Stock Market (“Nasdaq”). In determining the independence of our directors, the board of directors has adopted independence standards that mirror exactly the criteria specified by applicable laws and regulations of the SEC and the Rules of The Nasdaq Stock Market. In determining the independence of our directors, the board of directors considered all transactions in which Orbital Energy Group and any director had any interest, including those discussed below under Transactions with Related Persons, Promoters and Certain Control Persons.

Sean P. Rooney to Retire from the Board

On March 23, 2021, our director, Sean P. Rooney, formally notified the board of directors he will retire from the Orbital Energy Group board of directors when his term expires and will not seek reelection at the Company’s annual meeting in 2021.

Following is a brief description of the business experiences, ages as of September 30, 2021, and positions and offices with the Company for each of the director nominees.

William J. Clough, Esq. Executive Chairman of the board of directors and General Counsel of the Company and its wholly owned subsidiaries, age 70. Mr. Clough has served on the board of directors since 2006 and was reelected at the 2020 Annual Meeting of Stockholders to serve a one-year term.

A seasoned executive and entrepreneur, Mr. Clough joined the company’s Board in 2006 and was subsequently appointed chief executive officer in 2008. In his role as CEO, a position he held until 2019 with the appointment of Jim O’Neil, he led the establishment of the company’s Energy division, formed its Energy operations in North America, and guided the company to its largest Energy contract award in its history while concurrently managing the company’s Power & Electro-Mechanical division to greater than average electronics industry growth rates in recent years. As CEO, he directed company’s capital markets strategy, including leading several equity offerings to institutional investors and spearheaded the company’s uplist to the Nasdaq Capital Market in 2012.

Mr. Clough previously founded and operated a multi-state, multi-office law firm for 14 years. He received a Juris Doctorate, Cum Laude, from the University of California’s Hastings College of Law in 1990. He is a former law enforcement officer and U.S. Federal Air Marshal. Mr. Clough serves on the board of directors of privately-held Virtual Power Systems, creator of Software Defined Power®, in which Orbital Energy Group holds a minority equity investment.

James F. O’Neil III, Vice Chairman of the board of directors and Chief Executive Officer of the Company and its wholly owned subsidiaries, age 63. Mr. O’Neil was appointed to the Board of Directors in July 2019 and reelected at the 2020 Annual Meeting of Stockholders to serve a one-year term.

James (Jim) O'Neil joined Orbital Energy Group as vice chairman in July 2019 and was subsequently appointed chief executive officer in October 2019. He is a veteran executive of the power industry and has been instrumental in formulating and is overseeing execution on Orbital Energy Group’s transformation plan that reshapes the company into a diversified energy services platform.

Mr. O’Neil was previously chief operating officer, chief executive officer and president of Quanta Services, Inc. (Quanta) from 2008 to 2016, an infrastructure solutions provider for the electric power, oil and natural gas, telecommunications and renewable industries. During this period, he grew the company into a Fortune 500 enterprise with $7+ billion in annual revenue at its peak through a combination of both organic growth and many strategic acquisitions.

Mr. O’Neil joined Quanta in 1999 and over his tenure was responsible for various initiatives including the company’s growth strategy, internal audit, and merger and acquisition initiatives. He began his career at Halliburton Company in 1980 where he held various positions, lastly as Director, Global Deepwater Development.

Mr. O’Neil holds a B.S. in Civil Engineering from Tulane University.

C. Stephen Cochennet, Director, age 64

Mr. Cochennet was elected to serve as a director at the 2018 Annual Meeting and continues to serve on the board of directors as an independent director within the meaning of Rule 5605(a)(2) of The Nasdaq Stock Market. Mr. Cochennet was reelected at the 2020 Annual Meeting of Stockholders to serve a one-year term.

Mr. Cochennet, as an independent director, serves on the nominating committee along with Messrs. Rooney, Lambrecht, Addison and Ms. Tucker. Mr. Cochennet is also a member of our Audit Committee, Compensation Committee and Investment Committee.

Mr. Cochennet has served as CEO/President, of Kansas Resource Development Company, a private oil and gas exploration company since 2011. From 2011 through 2015 he was also the CEO and president of Guardian 8 Corporation. From 2005 to 2010 Mr. Cochennet was the Chairman, President, and Chief Executive Officer of EnerJex Resources, Inc., a publicly traded SEC registered Oil and Gas Company. Prior to joining EnerJex, Mr. Cochennet was President of CSC Group, LLC in which he supported several Fortune 500 corporations, international companies, and natural gas/electric utilities as well as various startup organizations. The services provided included strategic planning, capital formation, corporate development, executive networking and transaction structuring. From 1985 to 2002, he held several executive positions with UtiliCorp United Inc. (Aquila) in Kansas City, Missouri. His responsibilities included finance, administration, operations, human resources, corporate development, natural gas/energy marketing, and managing several new startup operations. Prior to his experience at Aquila Mr. Cochennet served 6 years with the Federal Reserve System managing problem and failed banking institutions primarily within the oil and gas markets.

Mr. Cochennet graduated from the University of Nebraska with a B.A. in Finance and Economics.

Paul D. White, Employee and Director, age 60

Mr. White was appointed in April 2014 as a director and continues to serve on the board of directors. Mr. White was reelected at the 2020 Annual Meeting to serve a one-year term. In March 2021, Mr. White was appointed to the position of Chief Diversity Officer, a position unique to the Company.

Mr. White is a graduate of Humboldt State University and brings to the Orbital Energy Group board of directors over 25 years of upper-level business management skills. Mr. White served for two years as the President of Orbital Gas Systems, Ltd. Prior to working for the Company, Mr. White served as Vice President of the Healthcare Division for North America of a global security company. His responsibilities included direct responsibility for profit and loss statements with approximately $120 million in revenues, along with management, control, and supervision of approximately 3,000 employees working at 44 medical centers & hospitals and over 600 medical office buildings throughout the United States. He previously served in the Office of the General Counsel and Risk Services, as an Environmental Risk Consultant with Sutter Health Support Services - Corporate Services. His key responsibilities included: formulating best practice solutions to minimize/eliminate existing and potential risk and quality concerns, patient, employee health & safety and security exposures as well as consultations of state, federal, and professional standards for Risk Control/Environmental Health, & Safety programs from agencies such as OSHA, TJC, DHS, EPA, NFPA, and DOT.

As a results-oriented business leader, Mr. White has skills in developing, managing and expanding business portfolios. Mr. White has senior management experience in contract management, public relations, program strategy and design and has been consistently recognized for effective financial management, leadership, integrity, teambuilding, and program management skills.

Corey A. Lambrecht, Director, age 52

Mr. Lambrecht was elected to serve as a director at the 2007 Annual Meeting of Stockholders and continues to serve on the board of directors as an independent director within the meaning of Rule 5605(a)(2) of The Nasdaq Stock Market. Mr. Lambrecht was reelected at the 2020 Annual Meeting to serve a one-year term.

Mr. Lambrecht, as an independent director, serves on the nominating committee along with Messrs. Cochennet, Rooney, Addison and Ms. Tucker. Mr. Lambrecht is also Chairman of our Compensation Committee and Investment Committee and a member of our Audit Committee.

Mr. Lambrecht is a 20+ year public company executive with broad experience in strategic acquisitions, corporate turnarounds, new business development, pioneering consumer products, corporate licensing, and interactive technology services. In addition, Mr. Lambrecht has held public company executive roles with responsibilities including day-to-day business operations, management, raising capital, board of directors' communication and investor relations. Mr. Lambrecht holds a certificate as a Certified Director from the UCLA Anderson Graduate School of Management Accredited Directors program.

Mr. Lambrecht, as an independent director, serves as one of four independent directors on the nominating committee along with Messrs. Cochennet, Rooney, and Ms. Tucker. Mr. Lambrecht is also Chairman of our Compensation Committee.

Mr. Lambrecht is a director of ORHub, a SaaS company as well as a strategic consultant for American Rebel Holdings, Inc. He served as Director of Sales for Leveraged Marketing Associates, the worldwide leader in licensed brand extension strategies. While Executive Vice President for Smith & Wesson Holding Corporation, he was responsible for Smith & Wesson Licensing, Advanced Technologies and Interactive Marketing divisions. Previously, Mr. Lambrecht served as an independent director of Guardian 8 Holdings. He was the former President of A For Effort, an interactive database marketing company specializing in online content (advergaming) for clients such as the National Hockey League. Mr. Lambrecht's prior experience also includes Pre-IPO founder for Premium Cigars International and VP Sales/Marketing for ProductExpress.com.

Sarah Tucker, Director, age 76

Sarah Tucker was appointed to the Board of Directors in October 2019, and was elected at the 2020 Annual Meeting to serve a one-year term as an Independent Director within the meaning of Rule 5605(a)(2) of The Nasdaq Stock Market. Ms. Tucker, as an independent director, serves on the nominating committee along with Messrs. Cochennet, Rooney, Lambrecht and Addison.

Sarah Tucker is a veteran executive for the business strategy/development, risk management, planning, engineering, procurement and construction of oil and gas projects globally. She has led projects with budgets from $5 million to over $3 billion in refining, petrochemicals, power, and offshore (both shallow and deep-water) for oil and liquified natural gas in Angola, Brazil, China, India, Italy, Korea, Mexico, Nigeria, Oman, Qatar, Spain, the United Kingdom and the United States.

She has served as an operations executive and managing director for major engineering, construction and petrochemical technology companies including Kellogg, KBR, Kellogg-Mitsubishi Development Company, Raytheon Engineers and Constructors, Kvaerner Engineering and Construction of Norway and Silvertech of United Kingdom, a Process Control and High Integrity Safety System Solutions.

Sarah headed the Pollution Prevention Task Force Committee with eight Oil Companies' representatives participating and contributing to the Study for "Refinery Crude Unit Pollution Prevention Project" which is now an American Petroleum Institute DC Publication number 31101.

Over the past several years, she has worked closely with Mexican national oil company PEMEX to establish the country’s first deep water project valued at $14 billion.

According to her personal and professional philosophy, Sarah believes in developing strong relationships and respecting diverse cultures. As part of her philosophy, she led in 1992 a program to author a 51-page report which became the American Petroleum Institute publication, Environmental Design Considerations for Petroleum Refining Crude Processing Units.

Her parallel and subsequent effort with the World Bank was successful in striking a balance between the interests of indigenous people and major oil companies allowing projects to proceed in Africa. The publication became an influential guide for doing business in the developing world.

Paul T. Addison, Director, age 74

Paul T. Addison was appointed to the Board of Directors in June 2021, as an Independent Director within the meaning of Rule 5605(a)(2) of The Nasdaq Stock Market. Mr. Addison, as an independent director, serves on the nominating committee along with Messrs. Cochennet, Rooney, Lambrecht and Ms. Tucker.

Paul T. Addison earned a B. A. in political science and economics from Howard University in 1969 and a M.B.A. from Harvard University in 1972.

He began his career as a loan specialist for The Economic Development Administration of the US Department of Commerce in 1972 providing loan assistance for companies that agreed to expand operations in areas of high unemployment before moving to New York in 1974 to join a Chase Manhattan subsidiary as Vice President and Treasurer that provided financing and startup capital for minority small business enterprises (a MESBIC). In 1978, he joined Citibank/Citicorp as a banker in the firm’s energy and utilities department rising to the level of a senior credit officer and Managing Director.

In this capacity, he managed the bank’s significant exposure to a large segment of the gas and electric utility industry. He also provided financial advice to the firm’s clients and on numerous occasions provided testimony before state and federal regulatory commissions. He also developed financing structures which allowed a number of utilities to rate base large nuclear projects without which a number of utilities would have suffered significant losses. This was a particular issue during the last significant construction cycle for the industry.

He also approved and structured a number of large energy project financings for the firm.

Mr. Addison continued his work in the utility industry when he joined Solomon Smith Barney (Citigroup) in 1997 as a Managing Director in the electric and gas utility space until his retirement from the firm in 2002.

Upon retirement from Citigroup, Mr. Addison became an independent director of First Energy Corporation of Akron, Ohio, serving until his mandatory retirement in 2019. In his capacity as independent director, he served as Chair of the Finance Committee, and member of the Audit Committee as a designated financial expert. He was heavily involved in numerous financings over his term on the board and significantly participated in the company’s $4.7 billion acquisition of Allegheny Energy in 2010.

Mr. Addison is also a Trustee of the Maimonides Medical Center in Brooklyn New York, where he resides. Maimonides is the largest nonprofit hospital in Brooklyn with revenues approaching $1.5 billion and serves an extremely diverse population where over 60 languages are spoken. In his capacity as Trustee, Mr. Addison serves as Chair of the Budget and Finance Committee, member of the Legal and Audit Committee, member of the Quality and Safety Committee, and member of the Executive Committee. Mr. Addison also has served as the hospital’s representative on their self-insurance malpractice company, Hospital Insurance Company (HIC). Mr. Addison also served as Chair of the Audit Committee of HIC’s parent, the Federation of Jewish Philanthropies (FOJP), until its dissolution in 2019.

Jerry Sue Thornton, Director, age 74

Dr. Thornton was appointed to the Board of Directors in July 2021, as an Independent Director within the meaning of Rule 5605(a)(2) of The Nasdaq Stock Market.

Dr. Jerry Sue Thornton earned her B.A. and M. A. in Communications from Murray State University (Kentucky) and Ph.D. in Higher Education Leadership/Administration from The University of Texas (Austin). She earned a post-doctorate certificate from Harvard University.

Dr. Thornton is President of DreamCatcher Education Consulting providing professional development, coaching and mentoring for newly appointed presidents of colleges. She is President Emeritus of the Cuyahoga Community College District serving from 1992 to 2013 which is headquartered in Cleveland, Ohio. The College serves over 30,000 students on four campuses with a budget over $300 million. She brings over 45 years of experience in leading and managing higher education institutions in Chicago, Minnesota and Ohio with a focus on workforce training and professional education.

She also has extensive corporate board service beginning in 1992 with National City Bank/Corporation, Office Max, American Greetings and Bridgestreet Worldwide, Inc. until those companies had a change of control. She later served on the Boards of American Family Insurance, Applied Industrial Technologies, Inc., Republic Powdered Metals, (RPM, Inc.) and First Energy. She is currently serving on the Boards of Barnes and Noble Education (BNED) and Parkwood LLC (an Ohio financial planning company).

Gaining extensive business experience through her board director services of public and private companies, she has been a member of compensation, nominating and governance and audit committees. From manufacturing through distribution; industrial through commercial; financial through merchandizing and energy, Dr. Thornton has amassed over 29 years of business experience. During that tenure, she has served on Special Committees of the Board of Directors involved in acquisition.

Dr. Thornton brings to the Board of Directors broad leadership and business skills as well as an extensive background in workforce/talent acquisition, development and evaluation/assessment.

La Forrest V. Williams, Director, age 70

Mr. Williams was appointed to the Board of Directors in July 2021, as an Independent Director within the meaning of Rule 5605(a)(2) of The Nasdaq Stock Market.

Mr. Williams is a veteran executive of the communications, computer and information assurance business of the Department of Defense and Intelligence community. He served in the civilian Defense Intelligence Senior Executive Service and the United States Air Force senior officer corps as a communication/computer intelligence and information assurance strategist for more than 40 years. His activity in information assurance became a nexus with the vulnerabilities of the energy grid.

His accomplishments include serving as a leader in the original merging of communications and computer systems technology into one management structure for the United States Air Force. His energy focus evolved through his engagement in studying cybersecurity threats to our energy grid during his career at the National Security Agency. Mr. Williams has a history of leadership positions which includes, Chief Information Officer (CIO) of the National Security Agency (NSA), Director of Information Assurance for the U.S. European Command and Director of Legislative Affairs for the National Security Agency. Mr. Williams' experience includes leading a military Communications Group of more than 500 technicians and staff, supporting Nellis Air Force Base Nevada networks. He has installed, managed, upgraded and secured communication cable and space networks worldwide; to include the United States, Europe and South Pacific.

Mr. Williams holds a B.S. degree in Business Administration from San Jose State University and an M.S. Degree in Technology of Management Information Systems from the American University, Washington D.C. He has served at the forefront in the Information Age and was an early leader at NSA in advocating concern about the vulnerability of our nation's energy grid. His advocacy led to the formation of customer assistance teams that he established to advise on the survivability of energy systems of national security concern. He later joined the National War College faculty in 2010 to teach National Security Strategy as a visiting Professor until 2013.

He is a proven results-oriented leader with broad experience as an Air Force Colonel and three years of Board of Director experience with The Government Employees Benefit Association for federal employees. In his spare time, he is a volunteer Docent at the Smithsonian Institute in Washington D.C. and gives tours through the National Museum of American History.

All nine directors are nominated for election to a one-year term on the Board of Directors.

Vote Required

In compliance with our corporate bylaws, the election of each director nominee requires the affirmative vote “FOR” of a simple majority of the votes cast in person or by proxy at the Annual Meeting.

The Board of Directors recommends that Stockholders vote “FOR” election of the nominees for director named above.

PROPOSAL II

Ratification of the Appointment of Grant Thornton LLP

as the Company’s Independent Registered Public Accounting Firm

for the Year Ending December 31, 2021

The Audit Committee has selected Grant Thornton LLP to serve as independent registered public accounting firm for the fiscal year ending December 31, 2021. The board is submitting the appointment of the independent registered public accounting firm to the stockholders for ratification at the Annual Meeting.

Representatives of Grant Thornton LLP are expected to be available by teleconference at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Shareholder ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm is not required by the Company’s Restated Articles of Incorporation, bylaws or otherwise; however, the board of directors is submitting the selection of Grant Thornton LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will review its future selection of an independent registered public accounting firm considering that vote result. Your ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021, does not preclude us from terminating our engagement of Grant Thornton LLP and retaining a new independent registered public accounting firm, if we determine that such an action would be in the best interests of the Company and its stockholders.

Vote Required

Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, requires the affirmative vote “FOR” of a simple majority of the votes cast in person or by proxy at the Annual Meeting.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of Grant Thornton LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021.

PROPOSAL III

Advisory Approval of the Company’s Executive Compensation

(Say-on-Pay)

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related SEC regulations require that, at least once every three years, we provide our stockholders with the opportunity to express their views on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement. We held this vote, which is often referred to as the Say-on-Pay vote, at our annual meeting of stockholders held in 2019. At the meeting, our stockholders voted to hold the frequency of our Say-on-Pay vote on an annual basis. Our board of directors agreed to support the stockholder decision; therefore, the Company will hold future non-binding advisory votes on the compensation of our named executive officers every year, at least until the next required vote of frequency of stockholder votes on the compensation of our named executive officers. Such Say-on-Frequency vote must occur no later than the annual or other meetings of stockholders held in the sixth calendar year after the immediately preceding Say-on-Frequency vote which was the 2019 Annual Meeting of Stockholders. The 2019 vote affirmed the frequency of our say-on-pay vote to be held on an annual basis. The Company could hold a Say-on-Frequency vote more frequently than every six years if it elects to do so.

The compensation of our named executive officers for the past three fiscal years is set forth in the Elements of Executive Compensation Section. The Compensation Discussion and Analysis, or CD&A Section, describes our executive compensation policies and practices and analyzes the compensation received by our named executive officers in fiscal year 2020. As described in the CD&A, our executive compensation philosophy is to reward performance and motivate collective achievement of strategic objectives that will contribute to our company’s success. Our board of directors believes the compensation programs for our named executive officers effectively meet the primary objectives of attracting and retaining highly qualified executives, motivating our executives to achieve our business objectives, rewarding our executives appropriately for their individual and collective contributions and aligning our executives’ interests with the long-term interests of our stockholders, and our board believes our programs are reasonable when compared to compensation at similar companies.

The vote on this resolution is not intended to address any specific element of executive compensation. Instead, the vote relates to the executive compensation of our named executive officers, as set forth in this Proxy Statement pursuant to the rules of the SEC. This vote provides stockholders with the opportunity to endorse or not endorse the compensation of our named executive officers, but is advisory and not binding on our company or our board of directors.

Accordingly, the board of directors believes the Company’s executive compensation achieves these objectives, therefore, unanimously recommends that stockholders vote “FOR” the proposal.

The Board of Directors recommends a vote “FOR” the approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in the compensation tables in the Proxy Statement.

This vote will not be binding on the board of directors or the Compensation Committee and may not be construed as overruling a decision by the board or the Compensation Committee or create or imply any additional fiduciary duty on the board. It will also not affect any compensation paid or awarded to any executive. The approval or disapproval of this proposal by stockholders will not require the board of directors or the Compensation Committee to take any action regarding the Company’s executive compensation practices. The final decision on the compensation and benefits of the Company’s executive officers and on whether, and if so, how to address shareholder disapproval remains with the board and the Compensation Committee. Although the Say-on-Pay resolution is non-binding, the board of directors will review and consider the voting results when making future executive compensation decisions.

Vote Required

In compliance with our corporate bylaws, the affirmative vote “FOR” of a majority of the votes cast in person or represented by proxy at the Annual Meeting is required for approval, on an advisory basis, of this Proposal.

The Board of Directors recommends a vote “FOR” Advisory Approval of the Company’s Executive Compensation (Say-on-Pay).

PROPOSAL IV

To Approve an Amendment to Paragraph 11.27 of the

Orbital Energy Group 2020 Incentive Award Plan

by Increasing the Overall Share Limit to 5,000,000

In this Proposal, Orbital Energy Group is requesting its stockholders to approve an amendment to paragraph 11.27 of the Orbital Energy Group 2020 Incentive Award Plan (the “Plan”) by increasing the Overall Share Limit from 2,000,000 to 5,000,000 shares. The Overall Share Limit is the total number of shares reserved and available for grant and issuance pursuant to the Plan, as adopted by the Stockholders. Currently, the Overall Share Limit is two million (2,000,000) shares of which 397,597 have been granted. By the terms of the Plan, the Company shall reserve and keep available a sufficient number of shares as shall be required to satisfy the requirements of all outstanding awards granted under the Plan. This increase will become effective upon stockholder approval.

A Brief Description of the Orbital Energy Group 2020 Incentive Award Plan

The purpose of the Orbital Energy Group 2020 Incentive Award Plan is to enhance our ability to attract, retain and motivate persons who make (or are expected to make) important contributions to Orbital Energy Group by providing these individuals with equity ownership opportunities. We believe that the Orbital Energy Group 2020 Incentive Award Plan is essential to the Company’s success. Equity awards are intended to motivate high levels of performance and align the interests of our directors, employees and consultants with those of our stockholders by giving directors, employees and consultants the perspective of an owner with an equity stake in the Company and providing a means of recognizing their contributions to the success of Orbital Energy Group. Our board of directors and management believe that equity awards are necessary to remain competitive in its industry and are essential to recruiting and retaining the highly qualified employees who help Orbital Energy Group meet its goals.

Employee Equity Incentive Plans

As of December 31, 2020, the Company had outstanding the following equity compensation plan information:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Future issuance under equity compensation plans (excluding securities reflected in column (a)
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,500	$4.58	1,761,724
Equity compensation plans not approved by security holders	788,148	6.07	—
	790,648	$6.06	1,761,724

The Orbital Energy Group 2020 Incentive Award Plan Share Limit

In determining whether to approve the amendment to paragraph 11.27 of the Orbital Energy Group 2020 Incentive Award Plan by increasing the Overall Share Limit to 5,000,000, our board of directors considered, among other factors, the following:

•	Both of our prior equity incentive plans have expired.
•

Share Limit means the total number of shares reserved and available for grant and issuance pursuant to this Plan. As of the date of adoption of the Plan by the Stockholders, the Share Limit is two million (2,000,000) shares of which 397,597 shares have been granted. By the terms of the Plan, the Company shall reserve and keep available a sufficient number of shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan.

•	Share Limit may not be increased without stockholder approval.
•

A primary purpose of the Share Reserve under the Plan is to provide Orbital Energy Group with appropriate capacity to issue equity compensation in anticipation of future acquisitions. In determining the size of the Share Reserve under the Plan, our board of directors will consider the substantial changes to the capitalization structure of the Company that has occurred as a result of completed acquisitions as well as future anticipated acquisitions.

•

Orbital Energy Group expects the proposed aggregate Share Reserve under the Plan to provide enough shares for awards for at least the next year, assuming we continue to grant awards consistent with our current practices, and further dependent on the price of our shares and hiring activity during the next few years, forfeitures of outstanding awards, and future circumstances, which may require Orbital Energy Group to change its current equity grant practices. Orbital Energy Group cannot predict its future equity grant practices, the future price of our shares or future hiring activity with any degree of certainty at this time, and the share reserve under the Plan could last for a shorter or longer time.

In light of the factors described above, and the fact that the ability to continue to grant equity compensation is vital to Orbital Energy Group’s ability to continue to attract and retain employees in the extremely competitive labor markets in which it competes, our board of directors believes it has approved a recommendation for the stockholders to approve an amendment to paragraph 11.27 of the Orbital Energy Group 2020 Incentive Award Plan by increasing the Overall Share Limit to 5,000,000 shares that is reasonable and appropriate at this time. The Orbital Energy Group board of directors does not intend to create a subcommittee to evaluate the risk and benefits for issuing shares under the Plan.

A copy of the Plan is attached to the 2020 Annual Stockholder Meeting Proxy Statement as Annex A that was filed with the SEC on October 1, 2020.

Vote Required

In compliance with our corporate bylaws, the affirmative vote “FOR” of a majority of the votes cast in person or represented by proxy at the Annual Meeting is required for approval of this Proposal.

The Board of Directors recommends a vote “FOR” the adoption of an amendment to paragraph 11.27 of the Orbital Energy Group 2020 Incentive Award Plan by increasing the Overall Share Limit to 5,000,000 shares.

Summary of the Orbital Energy Group 2020 Incentive Award Plan

This section summarizes certain principal features of the Orbital Energy Group 2020 Incentive Award Plan (the “Plan”). The summary is qualified in its entirety by reference to the complete text of the Plan, a copy of which is attached to the 2020 Annual Stockholder Meeting Proxy Statement as Annex A that was filed on EDGAR October 1, 2020.

Eligibility and Administration

Orbital Energy Group’s employees, consultants and directors, and employees and consultants of Orbital Energy Group’s subsidiaries, will be eligible to receive awards under the Orbital Energy Group 2020 Incentive Award Plan.

The Orbital Energy Group 2020 Incentive Award Plan is administered by the Orbital Energy Group board of directors, which may delegate its duties and responsibilities to one or more committees of Orbital Energy Group’s directors and/or officers referred to collectively as the plan administrator, subject to limitations imposed under the Plan, Section 16 of the Exchange Act, stock exchange rules and other applicable laws. The plan administrator has the authority to take all actions and make all determinations under the Plan, to interpret the Plan and Award Agreement and to adopt, amend and repeal rules for the administration of the Plan as it deems advisable. The plan administrator will also have the authority to determine which eligible service providers receive awards, grant awards and set the terms and conditions of all awards under the Plan, including vesting provisions, subject to the conditions and limitations in the Plan.

Lapsed or Terminated Shares

If all or any part of an Award expires, lapses or is terminated, exchanged for cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, in any case, in a manner that results in the Company acquiring Shares covered by the Award at a price not greater than the price (as adjusted to reflect any Equity Restructuring) paid by the Participant for such Shares or not issuing any Shares covered by the Award, the unused Shares covered by the Award will not become or again be available for Award grants under the Plan.

Awards

The Plan provides for the grant of stock options, including ISOs and nonqualified stock options (“NSOs”), stock appreciation rights (“SARs”), restricted stock, dividend equivalents, restricted stock units (“RSUs”) and other stock or cash-based awards. Certain awards under the Plan may constitute or provide for payment of “nonqualified deferred compensation” under Section 409A of the Code. All awards under the Plan will be set forth in the award agreement, which will detail the terms and conditions of awards, including any applicable vesting and payment terms and post termination exercise limitations. All Awards shall be subject to a minimum vesting of one year from the Grant Date.

Certain Transactions

In connection with certain corporate transactions and events affecting the common stock of Orbital Energy Group, including a change in control, or change in any applicable laws or accounting principles, the plan administrator has broad discretion to take action under the Orbital Energy Group 2020 Incentive Award Plan to prevent the dilution or enlargement of intended benefits, facilitate the transaction or event or give effect to the change in applicable laws or accounting principles. This includes providing for the assumption or substitution of awards by a successor entity, adjusting the number and type of shares subject to outstanding awards and/or with respect to which awards may be granted under the Plan.

Provisions of the Orbital Energy Group 2020 Incentive Award Plan Relating to Director Compensation

The Plan provides that the plan administrator may establish compensation for non-employee directors from time to time subject to the Plan’s limitations. The plan administrator will from time to time determine the terms, conditions and amounts of all non-employee director compensation in its discretion and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, provided that, the sum of any cash compensation or other compensation and the grant date fair value of any equity awards granted under the Plan as compensation for services as a non-employee director during any fiscal year may not exceed $250,000 per year of a non-employee director’s service as a non-employee director. The non-employee Director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving the non-employee Director.

Plan Amendment and Termination

The Orbital Energy Group board of directors may amend or terminate the Plan at any time; however, an amendment that increases the number of shares available under the Plan requires stockholder approval. The Plan will remain in effect until the fifth anniversary of the date the Orbital Energy Group board of directors adopted the Plan, unless earlier terminated by the board of directors.

Foreign Participants and Transferability

The plan administrator may modify awards granted to participants who are foreign nationals or employed outside the United States or establish subplans or procedures to address differences in laws, rules, regulations or customs of such foreign jurisdictions. Except as the plan administrator may determine or provide in an award agreement, awards under the Plan are generally non-transferrable, except by will or the laws of descent and distribution or, subject to the plan administrator’s consent, pursuant to a domestic relations order, and are generally exercisable only by the participant. With regard to tax withholding obligations arising in connection with awards under the Plan, and exercise price obligations arising in connection with the exercise of stock options under the Plan, the plan administrator may, in its discretion, accept cash, wire transfer or check, shares of common stock of Orbital Energy Group that meet specified conditions, a promissory note, a “market sell order,” such other consideration as the plan administrator deems suitable or any combination of the foregoing.

Securities Laws

The Plan is intended to conform to all provisions of the Securities Act of 1933, as amended, and the Exchange Act, and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. The Plan will be administered, and options will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations.

Other Business

Management does not presently know of any matter that may be presented for action at this Annual Meeting other than as set forth herein. However, if any other matters properly come before this Annual Meeting, it is the intention of the persons named in the proxies solicited by management to exercise their discretionary authority to vote the shares represented by all effective proxies on such matters in accordance with their best judgment or as instructed by the shareholder.

Directors and Executive Officers

Our bylaws permit the number of directors to be fixed by resolution of the board of directors, but to be no less than one. The board of directors has set the maximum number of members to no more than twelve members. Directors are elected by a majority of the votes cast by the stockholders and serve a one-year term or until their successors have been elected and qualified or their earlier resignation or removal. During 2021 the board of directors appointed three additional directors (Paul T. Addison, Jerry Sue Thornton, La Forrest V. Williams) who qualify as the “independent director” as defined by applicable rules promulgated by the Securities and Exchange Commission and within the meaning of Rule 5605(a)(2) of the Nasdaq Stock Market.

The board of directors has five standing committees: Audit Committee, Disclosure Committee, Compensation Committee, Investment Committee and Nominating Committee, each of which has a written charter and/or statement of policy approved by our board. Our board currently appoints the members of each committee. Copies of the current committee charters and/or statement of policy for each committee are posted on our website at www.OrbitalEnergyGroup.com. During 2020, two directors missed one board meeting each. In each of those instances, the board members were informed of the meeting agenda and results. All directors attended, either in person or electronically, all of the meetings held by the committees on which such director served.

The following are executive officers and directors of the Company with their ages as of September 30, 2021, and a list of the members of our four standing committees: Audit Committee, Compensation Committee, Disclosure Committee and Nominating Committee.

Name	Age	Position
James F. O'Neil III (3)	63	Director (Vice Chairman), Chief Executive Officer
William J. Clough (2)	70	Director (Executive Chairman), General Counsel
C. Stephen Cochennet (1)	64	Director
Sean P. Rooney (1)(4)	50	Director
Paul D. White	60	Director, Chief Diversity Officer
Corey A. Lambrecht (1)	52	Director
Sarah Tucker (1)	76	Director
Paul T. Addison (1)(5)	74	Director
Jerry Sue Thornton (1)(5)	74	Director
LaForrest Williams (1)(5)	70	Director
Daniel N. Ford	42	Chief Financial Officer

Audit Committee:

Sean P. Rooney, Chairman (1)

Corey A. Lambrecht, Committee Member (1)

C. Stephen Cochennet, Committee Member (1)

Compensation Committee

Cory A. Lambrecht, Chairman (1)

C. Stephen Cochennet, Committee Member (1)

Disclosure Committee

The Disclosure Committee consists of our Principal Officers, the individual or representative of the third-party firm primarily charged with investor/public relations, the Audit Committee Chairman and outside SEC counsel.

Nominating Committee

The Nominating Committee consists of the independent directors of the board of directors.

Notes

(1)	"Independent director" within the meaning of Rule 5605(a)(2) of The Nasdaq Capital Market.
(2)	Mr. Clough stepped down as Chief Executive Officer effective October 1, 2019.
(3)	Mr. O’Neil was appointed Chief Executive Officer effective October 1, 2019.
(4)	Mr. Rooney will retire form the Board of Directors, effective as of the close of this Annual Meeting.
(5)	Mr. Addison was appointed as a director June 3, 2021. Dr. Thornton was appointed to the board of directors August 1, 2021. Mr. Williams was appointed to the board of directors August 1, 2021.

Environmental, Social and Governance

Orbital Energy Group’s Mission:

Orbital Energy Group is dedicated to maximizing shareholder value through greenfield development and the acquisition of, and investment in successful, entrepreneurial led companies, to profitably grow revenues by providing end-to-end solutions to customers, primarily in the renewable, electric power, and telecommunications infrastructure markets.  OEG is committed to the safety of all of its employees and leading the expansion of environmental and social initiatives through ethnic diversification and equality of our workforce and people development within the communities we serve.

We are committed to:

●	The health and safety of our personnel.
●	Delivering quality differentiated solutions to energy infrastructure customers.
●	Diversity, equity and inclusion across our skilled workforce.
●	Building stockholder value.

OEG is committed to the health and well-being of our employees:

●

Orbital Energy Group regularly reviews its medical benefits plan offering against a peer group of more than one thousand participants to determine an average benchmark comparison for its employee medical plan benefit offering.  This review has shown that OEG offers at least one plan that is richer than the peer group average, one plan that is lower priced than the peer group average for singles and families and at least one plan with an overall value better than the peer group for singles and families.

●

The Company has a 401(k) retirement savings plan that allows employees to contribute to the plan after they have completed 60 days of service and are 18 years of age which is more generous than a third of other plans in our industry and size. In addition, the Company matches the employee's contribution up to 6% of total compensation.

OEG is committed to delivering quality differentiated solutions to energy infrastructure customers by:

●	Creating a meaningful workplace, with motivated employees, that are dedicated to providing superior performance
●	Providing end-to-end solutions, including the design, engineering, construction, and maintenance infrastructure services.

OEG is committed to building a diverse, equitable, and inclusive skilled workforce:

●	In 2021, appointed a Chief Diversity Officer (CDO) to oversee the DEI strategy.
●	Acquired in 2020, Orbital Solar Services (formerly: Reach Construction Group), a solar company previously owned, and now led by persons of color.
●	Recruiting and appointing qualified people of color at all levels of the organization, including recent appointments to the Board of Directors, which is 67% ethnically and gender diverse
●	Investing in training and career development for underrepresented and underserved people throughout North America.

OEG is committed to building stockholder value:

●

In Fall 2019, appointed James O’Neil as CEO to transform the company into an infrastructure service provider to the electric power transmission and distribution, telecommunications, and renewable industries.

●	Completed the pivot of the company from Power and Electronics to focus on building a diversified infrastructure solutions company.
●	In 2020 acquired what is now Orbital Solar Services providing EPC solutions for the utility-scale solar industry.
●	In 2021 acquired Gibson Technical Services providing solutions for the telecommunications industry.
●	In 2020 and 2021, developed greenfield operations serving power and utilities with transmission, distribution, substation, foundation, and emergency response capabilities.
●	Enhanced independent directors of the board with industry veterans.

Corporate Governance and Board of Directors Matters

We are committed to maintaining the highest standards of business conduct and corporate governance, which we believe are essential to running our business efficiently, serving our stockholders well and maintaining our integrity in the marketplace. We have adopted a Corporate Code of Ethics and Business Conduct, including our Whistleblower Policy, for employees, directors and officers (including our principal executive officer and principal financial and accounting officer). We have also adopted the following governance guides: Charter of the Audit Committee, Charter of the Compensation Committee, Investment Committee Charter, Policy for Director Independence, Nominating Committee Charter, Whistleblower Policy, Disclosure Controls and Procedures and Corporate Social Responsibility Policy, all of which, in conjunction with our Articles of Incorporation and bylaws, form the framework for our corporate governance. These corporate governance documents are available on our website at www.OrbitalEnergyGroup.com.

Board Diversity

Although Orbital Energy Group does not presently have a formal Board Diversity Policy, we believe in diversity and value the benefits that diversity can bring to our board of directors. Diversity promotes the inclusion of different perspectives and ideas, mitigates against group think and ensures that the Company has the opportunity to benefit from all available talent. The promotion of a diverse Board makes prudent business sense and makes for better corporate governance. Of our nine board members, two are female, and five are persons of color.

The Company seeks to maintain a Board comprised of talented and dedicated directors with a diverse mix of expertise, experience, skills and backgrounds. The skills and backgrounds collectively represented on the Board should reflect the diverse nature of the business environment in which the Company operates. For purposes of Board composition, diversity includes, but is not limited to, business experience, geography, age, gender, ethnicity and aboriginal status. In particular, the Board should include an appropriate number of female directors.

The Company is committed to a merit-based system for Board composition within a diverse and inclusive culture which solicits multiple perspectives and views and is free of conscious or unconscious bias and discrimination. When assessing Board composition or identifying suitable candidates for appointment or re-election to the Board, the Company will consider candidates on merit against objective criteria having due regard to the benefits of diversity and the needs of the Board.

Companywide Diversity

At Orbital Energy Group, diversity, equity, and inclusion is the foundation for our success.  This foundation is critical to our mission to foster an inclusive culture that encourages and supports the diverse voices of all our employees.  Diverse companies are more innovative and better positioned to succeed.  More importantly, diversity creates an environment that respects the uniqueness of an employee’s characteristics, experiences, and perspectives.

Orbital Energy Group and its employees are committed to systematically change energy infrastructure in North America by opening up significant opportunities for people of color entrepreneurs and people of color led or owned companies.  Further, OEG commits to diversifying the energy industry by increasing the opportunities and quality of life for underrepresented and underserved people throughout North America.

In March 2021, the board of directors appointed Paul D. White, a person of color and a director, as Chief Diversity Officer (CDO), charged with the responsibility to create a  strategy and lead execution of company-wide programs to support diversity, equity and inclusion (DE&I) ensuring an end-to-end inclusive recruiting, screening, hiring, onboarding and employee experience with action and to ensures compliance with employment, benefits, insurance, safety, regulatory laws and requirements.  This responsibility provides for the enhancement of DE&I in our current recruitment and retention programs and ensure that employees have a comfortable place to work and learn, regardless of their race, gender, age, ethnicity, socioeconomic status, sexual orientation, or disability.  Mr. White will also oversee the Orbital Solar Services University which, in cooperation with the Black Sunrise Half Century Fund, is designed to recruit, train, and employ people of color and underserved communities by offering living wage jobs and careers in the energy industry for OEG. This concept of a living wage is not just pecuniary and material but also extends to meeting people’s aspirations for a decent quality of life (and work life), being productive (at work), and enabling shared prosperity at home and across future generations. Additionally, the board appointed a former Baltimore Civil Rights Leader to assist Mr. White in an advisory/consultant capacity.

Our Corporate Governance Practices

We have always believed in strong and effective corporate governance procedures and practices. In that spirit, we have summarized several of our corporate governance practices below.

The Board of Director’s Role in Risk Oversight

The board of directors and its committees have an important role in the Company’s risk oversight, management and assessment process. The board regularly reviews with management, the Company’s financial and business strategies, which include a discussion of relevant material risks as appropriate. The board discusses with the Company’s outside general counsel, as appropriate, its risk oversight and assessment as well as any material risks to the Company. In addition, the board delegates risk management responsibilities to the Audit Committee and Compensation Committee, which are each comprised of only independent directors.

The Audit Committee, as part of its charter, oversees the Company’s risk oversight, management and assessment of the Company and oversees and assesses the risks associated with the corporate governance and ethics of the Company. Risk considerations are a material aspect of the Compensation Committee. The Compensation Committee is responsible for overseeing the management of risks relating to executive compensation. In addition, the Compensation Committee also, as appropriate, assesses the risks relating to the Company’s overall compensation programs.

The Investment Committee is responsible for overseeing and advising on possible investment opportunities as well as to administer and operate the Company’s investment portfolio. This includes aligning investment policies and strategies with the Company’s short and long-term goals, as well as setting benchmarks to evaluate long-term objectives and continual evaluation of the investment strategies.

While the Audit Committee and Compensation Committee oversee the management of the risk areas identified above, the entire board is regularly informed through committee reports about such risks. This enables the board and its committees to coordinate the risk management, assessment and oversight roles.

Adopting Governance Guidelines

Our board of directors has adopted a set of corporate governance guidelines to establish a framework within which it will conduct its business and to guide management in its running of our Company. The governance guidelines can be found on our website at www.OrbitalEnergyGroup.com and are summarized below.

Providing Transparency

We believe that it is important that stockholders understand our governance practices. To help ensure transparency of our practices, we have posted information regarding our corporate governance procedures on our website at www.OrbitalEnergyGroup.com.

Communications with the Board of Directors

Stockholders may communicate with the board of directors by writing to the Company at Orbital Energy Group, 1924 Aldine Western, Houston, Texas 77038 or phone (832) 467‑1420. Stockholders who would like their submission directed to a member of the board may so specify and the communication will be forwarded as appropriate.

Monitoring Board Effectiveness

It is important that our board of directors and its committees are performing effectively and in the best interest of the Company and its stockholders. The board of directors and each committee are responsible for annually assessing their effectiveness in fulfilling their obligations.

Conducting Formal Independent Director Sessions

On a regular basis, many times at the conclusion of regularly scheduled board meetings, the independent directors are encouraged to meet privately, without our management or any non-independent directors.

Hiring Outside Advisors

The board and each of its committees may retain outside advisors and consultants of their choosing at company expense, without management's consent.

Avoiding Conflicts of Interest

We expect our directors, executives and employees to conduct themselves with the highest degree of integrity, ethics and honesty. Our credibility and reputation depend upon the good judgment, ethical standards and personal integrity of each director, executive and employee. To provide assurances to the Company and its stockholders, we have implemented standards of business conduct which provide clear conflict of interest guidelines to our employees and directors, as well as an explanation of reporting and investigatory procedures.

Corporate Social Responsibility

Our board adopted a companywide Corporate Social Responsibility Policy (CSR). As a responsible member of society, we believe that the long-term future of our business is best served by respecting the interests of our employees, customers, contractors, suppliers and the wider global community. We look for opportunities to reduce our impact on the environment and to contribute to the wellbeing of those less fortunate than ourselves. Our CSR policy sets out the principles we follow with a view to supporting our CSR ethos. Demonstrating our commitment to Corporate Social Responsibility is an objective toward which we aim to align our business values, purpose and strategy with the social and economic needs of our stockholders, while embedding responsible and ethical business policies and practices into everything we do. The CSR is available for review in the governance section of our website: www.OrbitalEnergyGroup.com.

Accuracy of All Public Disclosure

It is the Company's policy that all public disclosure made by the Company should be accurate, complete, and present fairly, in all material respects, the Company's financial condition and results of operations, and be made on a timely basis as required by applicable laws and securities exchange requirements. To oversee this policy, a Disclosure Committee Charter has been adopted by the Chief Executive Officer and Chief Financial Officer and ratified by our Audit Committee. A copy of this document is posted on our website at www.OrbitalEnergyGroup.com or a copy is available by making a written request to the Company at Orbital Energy Group, Inc., 1924 Aldine Western, Houston, Texas 77038, phone (832) 467‑1420.

Standards of Business Conduct

The board of directors has adopted a Corporate Code of Ethics and Business Conduct, including our Whistleblower Policy, for all employees and directors, including the Company's principal executive and senior financial officers. The Code of Ethics and Business Conduct can be viewed on our website at www.OrbitalEnergyGroup.com.

You can obtain a copy of these documents on our website at www.OrbitalEnergyGroup.com or by making a written request to the Company at Orbital Energy Group, Inc., 1924 Aldine Western, Houston, Texas 77038, phone (832) 467‑1420. We will disclose any amendments to the Code of Ethics and Business Conduct or waiver of a provision on our website.

Internal Auditor

The board of directors adopted a Charter of Internal Audit that authorizes and outlines the function of an Internal Audit as an independent and objective assurance activity that is guided by a philosophy of adding value to improve the operations of Orbital Energy Group. A copy of this charter is posted on our website, www.OrbitalEnergyGroup.com.. It is designed to assist Orbital Energy Group in accomplishing objectives by bringing a systematic and disciplined approach to evaluate and improve the design and operating effectiveness of Orbital Energy Group’s governance, risk management, and internal control over financial reporting.

Ensuring Independent Registered Public Accounting Firm Independence

We have taken several steps to ensure the continued independence of our independent registered public accounting firm. That firm reports directly to the Audit Committee, which also has the ability to pre-approve or reject any non-audit services proposed to be conducted by our independent registered public accounting firm. For further information on independent registered public accounting firm independence see the section hereafter entitled Audit Committee.

Whistleblower Policy

In furtherance of our governance transparency and ethical standards, we adopted a comprehensive Whistleblower Policy that encourages employees to report to proper authorities incorrect financial reporting, unlawful activity, activities that are not in line with Orbital Energy Group Code of Ethics and Business Conduct or activities, which otherwise amount to serious improper conduct. Our Whistleblower Policy is posted on our website at www.OrbitalEnergyGroup.com.

Committees of the Board of Directors

Our board of directors has the following standing committees: Audit Committee, Nominating Committee, Compensation Committee, Investment Committee and Disclosure Committee. Each of the committees operates under a written charter adopted by the board of directors. All committee charters are available on our website at www.OrbitalEnergyGroup.com.

Audit Committee

The Audit Committee is established pursuant to the Sarbanes-Oxley Act of 2002 for the purposes of overseeing the Company’s accounts and financial reporting processes and audits of its financial statements. The Audit Committee reviews the financial information that will be provided to the stockholders and others, the systems of internal controls established by management and the board of directors and the independence and performance of the Company’s audit process. The Audit Committee is directly responsible for, among other things, the appointment, compensation, retention and oversight of our independent registered public accounting firm, review of financial reporting, internal company processes of business/financial risk and applicable legal, ethical and regulatory requirements. During 2020, the Audit Committee held seven formal meetings. The Audit Committee reviews the financial information that will be provided to the stockholders and others, the systems of internal controls established by management and the board and the independence and performance of the Company’s audit process.

At December 31, 2020, the Audit Committee is comprised of Sean P. Rooney, Chairman, C. Stephen Cochennet, and Corey A. Lambrecht. Messrs. Rooney, Cochennet, and Lambrecht are independent in accordance with Rule 10A-3 under the Securities Exchange Act of 1934 and Rule 5605(a)(2) of The Nasdaq Stock Market.

Audit Committee Report

THE FOLLOWING REPORT OF THE AUDIT COMMITTEE DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER COMPANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES THIS REPORT BY REFERENCE THEREIN.

The Audit Committee has:

•	reviewed and discussed with management the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K and the most recent Quarterly Report on Form 10-Q;
•

discussed with Grant Thornton LLP, the Company’s 2020 independent registered public accounting firm, the matters required to be discussed by General Auditing Standard 1301: Communications with Audit Committees as adopted by the Public Company Accounting Oversight Board; and

•

received the written disclosures and letter from Grant Thornton LLP as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with Grant Thornton LLP its independence from Orbital Energy Group.

Based on these reviews and discussions, the Audit Committee has recommended that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020. The Audit Committee has also considered whether the amount and nature of non-audit services provided by Grant Thornton LLP is compatible with the auditor’s independence and determined that it is compatible.

Submitted by: Audit Committee by:

Sean P. Rooney

Corey A. Lambrecht

C. Stephen Cochennet

Nominating Committee

The nominating committee consists of all of the members of the board of directors who are ‘‘independent directors’’ within the meaning of Rule 5605(a)(2) of The Nasdaq Stock Market. The nominating committee is responsible for the evaluation of nominees for election as director, the nomination of director candidates for election by the stockholders and evaluation of sitting directors.

The board of directors has developed a formal policy for the identification and evaluation of nominees, Charter of the Nominating Committee of the Board of Directors, which can be reviewed on our website at www.OrbitalEnergyGroup.com. In general, when the board of directors determines that expansion of the board of directors or replacement of a director is necessary or appropriate, the nominating committee will review, through candidate interviews with members of the board of directors and management, consultation with the candidate's associates and through other means, a candidate's honesty, integrity, reputation in and commitment to the community, judgment, personality and thinking style, willingness to invest in the Company, residence, willingness to devote the necessary time, potential conflicts of interest, independence, understanding of financial statements and issues, and the willingness and ability to engage in meaningful and constructive discussion regarding Company issues. The committee reviews any special expertise, for example, which qualifies a person as an audit committee financial expert, membership or influence in a geographic or business target market, or other relevant business experience. To date the Company has not paid any fee to any third party to identify or evaluate, or to assist it in identifying or evaluating, potential director candidates.

The nominating committee considers director candidates nominated by stockholders during such times as the Company is actively considering obtaining new directors. Candidates recommended by stockholders will be evaluated based on the same criteria described above. Stockholders desiring to suggest a candidate for consideration should send a letter to the Company's secretary and include: (a) a statement that the writer is a stockholder (providing evidence if the person's shares are held in street name) and is proposing a candidate for consideration; (b) the name and contact information for the candidate; (c) a statement of the candidate's business and educational experience; (d) information regarding the candidate's qualifications to be director, including but not limited to an evaluation of the factors discussed above which the board of directors would consider in evaluating a candidate; (e) information regarding any relationship or understanding between the proposing stockholder and the candidate; (f) information regarding potential conflicts of interest and (g) a statement that the candidate is willing to be considered and willing to serve as director if nominated and elected. Because of the small size of the Company and the limited need to seek additional directors, there is no assurance that all stockholder-proposed candidates will be fully considered, that all candidates will be considered equally or that the proponent of any candidate or the proposed candidate will be contacted by the Company or the board of directors and no undertaking to do so is implied by the willingness to consider candidates proposed by stockholders.

Disclosure Committee

We have formed a Disclosure Committee, which has been adopted by our CEO and CFO (‘‘Principal Officers’’) and ratified by our Audit Committee. The Disclosure Committee assists our Principal Officers in fulfilling their responsibility for oversight of the accuracy, completeness and timeliness of our public disclosures including, but not limited to our SEC filings, press releases, correspondence disseminated to security holders, presentations to analysts and release of financial information or earnings guidance to security holders or the investment community. The Disclosure Committee consists of our Principal Officers, the individual or representative of the firm primarily charged with investor/public relations, the Audit Committee Chairman and outside SEC counsel. Our CEO is Chairman of the committee. Our Senior Officers may replace or add new members from time to time. Our Senior Officers have the option to assume all the responsibilities of this committee or designate a committee member, who shall be a person with expertise in SEC rules and regulations with respect to disclosure, who shall have the power, acting together with our Senior Officers, to review and approve disclosure statements when time or other circumstances do not permit the full committee to meet. You may review the full text of our Disclosure Committee Charter on our website, www.OrbitalEnergyGroup.com, under the link, governance.

Generally, the committee serves as a central point to which material information should be directed and a resource for people who have questions regarding materiality and the requirement to disclose. In discharging its duties, the committee has full access to all Company books, records, facilities and personnel, including the board of directors, Audit Committee, independent public accountants and outside counsel.

Investment Committee

The purpose of the investment committee is to administer and to operate the portfolio. The members of the investment committee are fiduciaries of the portfolio, with responsibility for overseeing investment policies, general policies, guidelines, investment performance and related risk management. Committee members will fulfill their duties solely on behalf of the company’s mission. In addition to aligning investment policies and strategies with the company’s short- and long-term goals, investment committees must set benchmarks to evaluate long-term objectives and continually evaluate their strategies to keep pace with market fluctuations and changes.

The Investment Committee shall also provide initial oversight and analysis of potential acquisition targets being considered by Management. In that capacity, Investment Committee members may, among other things, participate in reviewing initial due diligence; visit prospective acquisition targets; participate in strategy and other discussions with Management; and, where appropriate, more. You may review the full text of our Investment Committee Charter on our website, www.OrbitalEnergyGroup.com, under the link, governance.

At December 31, 2020, the Investment Committee is comprised of C. Stephen Cochennet, Corey A. Lambrecht, Chairman, and Daniel N. Ford, CFO.

Compensation Committee

The Compensation Committee discharges the board of director’s responsibilities relating to general compensation policies and practices and to compensation of our executives. In discharging its responsibilities, the Compensation Committee establishes principles and procedures in order to ensure to the board of directors and the stockholders that the compensation practices of the Company are appropriately designed and implemented to attract, retain and reward high quality executives and are in accordance with all applicable legal and regulatory requirements. In this context, the Compensation Committee’s authority, duties and responsibilities are:

•	To annually review the Company’s philosophy regarding executive compensation.
•

To periodically review market and industry data to assess the Company’s competitive position, and to retain any compensation consultant to be used to assist in the evaluation of directors’ and executive officers’ compensation.

•	To establish and approve the Company goals and objectives, and associated measurement metrics relevant to compensation of the Company’s executive officers.

•	To establish and approve incentive levels and targets relevant to compensation of the executive officers.
•

To annually review and make recommendations to the board of directors to approve, for all principal executives and officers, the base and incentive compensation, taking into consideration the judgment and recommendation of the Chief Executive Officer for the compensation of the principal executives and officers.

•

To separately review, determine and approve the Chief Executive Officer’s applicable compensation levels based on the Committee’s evaluation of the Chief Executive Officer’s performance considering the Company’s and the individual goals and objectives.

•

To review for any related party employee situations, to ensure appropriate controls are implemented surrounding compensation changes, bonuses and performance reviews of the related party employee, and to participate in such controls as appropriate.

•

To periodically review and make recommendations to the board of directors with respect to the compensation of directors, including board of directors and committee retainers, meeting fees, equity-based compensation and such other forms of compensation as the Compensation Committee may consider appropriate.

•	To administer and annually review the Company’s incentive compensation plans and equity-based plans.
•

To review and make recommendations to the board of directors regarding any executive employment agreement, any proposed severance arrangements or change in control and similar agreement/provisions, and any amendments, supplements or waivers to the foregoing agreement, and any perquisites, special or supplemental benefits.

•

To review and discuss with management, the Compensation Discussion and Analysis (CD&A) and determine the Committee’s recommendation for the CD&A’s inclusion in the Company’s annual report filed with the SEC on Form 10-K and Proxy Statement on Schedule 14A.

•	The Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser.
•

The Committee shall be directly responsible for the appointment, compensation and oversight of the work of any compensation consultant, legal counsel and other adviser retained by the Committee. The Company must provide for appropriate funding, as determined by the Committee, for payment of reasonable compensation to a compensation consultant, legal counsel or any other adviser retained by the Committee.

•

The Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Committee, other than in-house legal counsel, only after taking into consideration the following factors:

(i)	the provision of other services to the Company by the person that employs the compensation consultant, legal counsel or other adviser;
(ii)

the amount of fees received from the Company by the person that employs the compensation consultant, legal counsel or other adviser, as a percentage of the total revenue of the person that employs the compensation consultant, legal counsel or other adviser;

(iii)	the policies and procedures of the person that employs the compensation consultant, legal counsel or other adviser that are designed to prevent conflicts of interest;
(iv)	any business or personal relationship of the compensation consultant, legal counsel or other adviser with a member of the Committee;
(v)	any stock of the Company owned by the compensation consultant, legal counsel or other adviser; and
(vi)	any business or personal relationship of the compensation consultant, legal counsel, other adviser or the person employing the adviser with an executive officer of the Company.

The Committee is not required to implement or act consistently with the advice or recommendations of the compensation consultant, legal counsel or other adviser to the Committee.

Compensation Committee Charter

Our Compensation Committee Charter is posted on our website at www.OrbitalEnergyGroup.com.

Compensation Committee Members

The Compensation Committee of the board of directors is appointed by the board of directors to discharge the board of director’s responsibilities with respect to all forms of compensation of the Company’s executive officers, to administer the Company’s equity incentive plans and to produce an annual report on executive compensation for use in the Company’s Form 10-K and the Proxy Statement on Schedule 14A. At December 31, 2020, the Compensation Committee consists of two independent members of the board of directors, Messrs. Corey A. Lambrecht, and C. Stephen Cochennet, both of whom are ‘‘independent directors’’ within the meaning of Rule 5605(a) (2) of the Nasdaq Stock Market.

Committee Meetings

Our Compensation Committee meets formally and informally as often as necessary to perform its duties and responsibilities. The Compensation Committee held three formal meetings during fiscal 2020. On an as requested basis, our Compensation Committee receives and reviews materials prepared by management, consultants or committee members, in advance of each meeting. Depending on the agenda for the meeting, these materials may include, among other factors:

•	minutes and materials from the previous meeting(s);
•	reports on year-to-date Company financial performance versus budget;
•	reports on progress and levels of performance of individual and Company performance objectives;
•	reports on the Company’s financial and stock performance versus a peer group of companies;
•	reports from the Committee’s compensation consultant regarding market and industry data relevant to executive officer compensation;
•

reports and executive compensation summary worksheets, which set forth for each executive officer: current total compensation and incentive compensation target percentages, equity ownership and general partner ownership interest and current and projected value of each and all such compensation elements, including distributions and dividends therefrom, over a five-year period.

Compensation Committee Interlocks and Insider Participation

None of the members of the Company’s Compensation Committee is or has at any time during the last completed fiscal year been an officer or employee of the Company. None of the Company’s executive officers has served as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on the Company’s board of directors or Compensation Committee during the last completed fiscal year.

Compensation Committee Report

We have reviewed and discussed the Compensation Discussion and Analysis with management and based on our review and discussion with management, we have recommended to the board of directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and the Proxy Statement on Schedule 14A for the 2021 Annual Meeting of Stockholders.

Submitted by:	Compensation Committee by:
Corey A. Lambrecht, Chairman
C. Stephen Cochennet

Compensation Discussion and Analysis

General Philosophy

Our compensation philosophy is based on the premise of attracting, retaining and motivating exceptional leaders, setting high goals, working toward the common objectives of meeting the expectations of customers and stockholders and rewarding outstanding performance. Following this philosophy, in determining executive compensation, we consider all relevant factors, such as the competition for talent, our desire to link pay with performance, the use of equity to align executive interests with those of our stockholders, individual contributions, teamwork and performance, each executive’s total compensation package and internal pay equity. We strive to accomplish these objectives by compensating all employees with total compensation packages consisting of a combination of competitive base salary and incentive compensation.

Pay for Performance

At the core of our compensation philosophy is our strong belief that pay should be causally linked to performance. We believe in a pay for performance culture that places a significant portion of executive officer total compensation as contingent upon, or variable with, individual performance, Company performance and achievement of strategic goals including increasing shareholder value.

The performance based compensation for our executives may be in the form of (i) annual cash incentives to promote achievement of, and accountability for, shorter term performance plans and strategic goals and (ii) equity grants, designed to align the long-term interests of our executive officers with those of our shareholders, by creating a strong and direct link between executive compensation and shareholder return over a multiple year performance cycle. Long-term incentive equity awards are typically granted in restricted stock, stock appreciation rights or stock options. These awards generally vest over a two to four-year period. This opportunity for share ownership was to provide incentive and retain key employees and align their interests with our long-term strategic goals. At the 2020 Annual Meeting, the Stockholders approved the Orbital Energy Group 2020 Incentive Award Plan, a copy of which is attached to the 2020 Annual Stockholder Meeting Proxy Statement as Annex A that was filed with the SEC on October 1, 2020.

Base Compensation to be Competitive within Industry

A key component of an executive’s total base salary compensation is designed to compensate executives commensurate with their respective level of experience, scope of responsibilities, sustained individual performance and future potential. The goal has been to provide for base salaries that are sufficiently competitive with other similar-sized companies, both regionally and nationally, to attract and retain talented leaders.

Compensation Setting Process

Management’s Role in the Compensation Setting Process

Management plays a significant role in the compensation-setting process. The most significant aspects of management’s role are:

•	assisting in establishing business performance goals and objectives;
•	evaluating employee and Company performance;
•	CEO and/or Executive Chairman recommending compensation levels and awards for executive officers;
•	implementing the board approved compensation plans; and
•	assistance in preparing agenda and materials for the Committee meetings.

The Chief Executive Officer, and/or Executive Chairman generally attend the Committee meetings; however, the Committee also meets in executive session when considering the compensation of executive officers. The Chief Executive Officer and/or Executive Chairman make recommendations with respect to financial and corporate goals and objectives and makes non-executive officer compensation recommendations to the Compensation Committee based on Company performance, individual performance and the peer group compensation market analysis. The Compensation Committee considers and deliberates on this information and in turn makes recommendations to the board of directors, for the board’s determination and approval of the executives’ and other members of senior management’s compensation, as necessary, including base compensation, short-term cash incentives and long-term equity incentives. For related party employee matters, appropriate personnel meet with the Compensation Committee to determine compensation and incentives and to review ongoing performance of the employee. The performance and compensation of the Chief Executive Officer, Executive Chairman and Chief Financial Officer are reviewed, evaluated and established separately by the Compensation Committee and presented to the board of directors for ratification or approval.

Setting Compensation Levels

To evaluate whether total compensation is competitive and provides appropriate rewards to attract and retain talented leaders, as discussed above, we may rely on analyses of peer companies performed by independent compensation consultants and on other industry and occupation specific survey data available. Our general benchmark is to establish both base salary and total compensation for the executive officers at or near the compensation of peer group data, recognizing that a significant portion of executive officer total compensation should be contingent upon, or variable with, achievement of individual and Company performance objectives and strategic goals, as well as being variable with stockholder value. Further, while the objective for base salary is at that of peer group data, executives’ base salaries are designed to reward core competencies and contributions to the Company and may be increased above this general benchmark based on (i) the individual’s increased contribution over the preceding year; (ii) the individual’s increased responsibilities over the preceding year; and (iii) any increase in median competitive pay levels.

Setting Performance Objectives

The Company’s business plans and strategic objectives are generally presented by management annually and as needed to the board of directors. The board engages in an active discussion concerning the financial targets, the appropriateness of the strategic objectives and the difficulty in achieving the same. In establishing the compensation plan, our Compensation Committee then utilizes the primary financial targets and strategic objectives from the adopted business plan as the primary targets for determining the executive officers’ short-term cash incentives and long-term equity incentive compensation. The Committee also establishes additional nonfinancial performance goals and objectives, the achievement of which is required for funding of a significant portion, approximately twenty five percent, of the executive officers’ incentive compensation. In 2020, these non-financial performance goals and objectives included among other factors: the identification and procurement process to enhance and enable the growth of the Company through strategic industry specific acquisitions; management of oversight of the continued growth of power transmission and distribution operations; capitalizing on market drivers to create significant growth; increase customer relationships; oversight and taking advantage of potential financing opportunities including both dilutive (debt) and non-dilutive (equity raise); and general and administrative management responsibilities. In addition, such factors as revenue growth; market penetration; M&A activities; and investment banking transactions were and are considered in setting compensation levels.

Annual Evaluation

The Chief Executive Officer and/or Executive Chairman recommend the actual incentive award amounts for all other executives based on actual Company performance relative to the targets set as well as on individual performance and recommends the executives’ base salary levels. The Compensation Committee considers these recommendations generally following the end of each fiscal year in determining its recommendations to the board of directors for the final short-term cash incentive and long-term equity award amounts for each executive. Executive base salary levels are reviewed in accordance with their respective employment agreements. The actual incentive amounts awarded to each executive are ultimately subject to the discretion of the Compensation Committee and the board of directors.

Voting Results on Executive Compensation (Say-on-Pay) Advisory Vote

As required by Section 14A of the Exchange Act, under the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Compensation Committee considers the prior year shareholder advisory vote on the compensation of the Named Executive Officers as appropriate for making compensation decisions. At the annual meeting of shareholders held December 8, 2020, 69% percent of the shareholders present and voting on the proposal approved, on an advisory basis, the compensation disclosed in the Company’s proxy statement for the meeting filed with the Securities and Exchange Commission on October 1, 2020. As a result, the Compensation Committee concluded that the Company's shareholders were supportive of the Company's executive compensation philosophy, policies and programs. The Compensation Committee will continue to reach out to shareholders regarding compensation matters and will continue to review compensation philosophy, policies and programs as appropriate for changing circumstances.

Special Evaluation

Additional equity-based awards may also be granted to executives, as well as other employees, upon commencement of employment, promotions, for special performance recognition or for retention purposes, based on the recommendation of the Chief Executive Officer or Chief Financial Officer. In determining whether to recommend additional grants to an executive, the Chief Executive Officer typically considers the individual’s performance and any planned change in functional responsibility.

Elements of Executive Compensation

Total Compensation

Total compensation for our executives consists of three elements: (i) base salary; (ii) incentive cash award based on achieving specific performance targets as measured by revenues, cash flow and other objectives and (iii) equity incentive award, which is also performance based and may be paid out over a future period in the form of stock, restricted stock, stock appreciation rights, or stock purchase options. Base salaries are the value upon which both the incentive compensation percentage targets are measured against. For evaluation and comparison of overall compensation of the executives and to assist it in making its compensation decisions, the Compensation Committee reviews an executive compensation summary, which sets forth for each executive: current compensation and current equity ownership holdings as well as the projected value of each and all such compensation elements, including distributions and dividends therefrom. Also included in the summary are comparative performance numbers, specific milestones, strategic objectives, and other elements used to measure each executive's individual performance.

Base Salaries

Base salaries are designed to compensate executives commensurate with their respective level of experience, scope of responsibilities and to reward sustained individual performance and future potential. The goal has been to provide for base salaries that are sufficiently competitive with other similar-sized companies, both regionally and nationally, to attract and retain talented leaders.

Incentive Compensation

Incentive compensation is intended to align compensation with business objectives and performance and enable the Company to attract, retain and reward high quality executive officers whose contributions are critical to both the short and long-term success of the Company. The executives’ incentive awards are based upon three key performance metrics: (i) the Company’s earnings before interest, taxes, depreciation, and amortization (EBITDA); (ii) achievement of agreed-upon strategic and corporate performance goals including development of greenfield operations and acquisition opportunities; and/or (iii) existing Employment Agreement.

The strategic and corporate performance goals are not intended to be a specific agreed-upon goal, but rather a general objective. Management and the board of directors discuss these factors and set objectives that are dynamic and change periodically. In setting these periodic goals, the board of directors discusses with management the nature of the objective and management’s proposed method of achieving the goal. These goals change throughout the operational process because of changing dynamics such as economic conditions, current success of marketing, availability of materials, availability of funding and overall momentum toward achieving the goal.

Incentive Plan Compensation

Incentive awards are typically paid out in cash, restricted common stock, stock appreciation rights or option awards. The incentive award targets for the executives are established at the beginning of the year, generally, as a percentage of their base salary and the actual awards are determined in the following year at a Compensation Committee meeting based on actual Company performance relative to established goals and objectives, as well as on evaluation of the executive’s relevant departmental and individual performance during the past year. In many instances the award of restricted common stock, stock appreciation rights and stock options vests over a multi-year term in equal periodic tranches. The award of restricted common stock purchased through options generally, although not in every instance, vests over a multi-year term upon exercise of the option and generally has a validity of up to five years and a per share purchase price of no less than the fair market value of our common stock on the date of grant. The awards are intended to serve as a means of incentive compensation for performance.

Defined Contribution Plans

The Company has a 401(k) retirement savings plan that allows employees to contribute to the plan after they have completed 60 days of service and are at least 18 years of age. The Company matches the employee's contribution up to 6% of total compensation. Orbital Power Services, Orbital Solar Services, Orbital Gas Systems, North America, Inc., and Orbital Energy Group made total employer contributions, net of forfeitures, of $0.4 million and $0.2 million for 2020 and 2019, respectively. In addition, in 2020 and 2019, the Company made contributions of $0 million and $0.3 million, respectively, associated with discontinued operations.

Involuntary Termination, Resignation for Good Reason and Change in Control

Our executives are awarded protection from involuntary termination, resignation for good reason and change in control specifically provided in their employment contracts.

Under involuntary termination without cause or resignation for good reason, the Executive Chairman, Chief Executive Officer and Chief Financial Officer each would receive any amounts earned, accrued or owing but not yet paid; full vesting of any unvested stock options, stock appreciation rights and any deferred past bonuses that have been earned but not paid. Should the executive be terminated on account of disability he is entitled to 75% of his then current annual base salary for six months and eighteen months of medical coverage.

Perquisites

The Company does not provide for any perquisites or any other benefits for its senior executives that are not generally available to all employees.

Employment Agreements

During fiscal year 2020, three executive officers were employed under employment agreements. Those executive officers included:

•	Executive Chairman and General Counsel;
•	Chief Executive Officer;
•	Chief Financial Officer.

To see the material terms of each named executive officer’s employment agreement, please see the footnotes to the Summary Compensation Table.

Executive Salary and Bonus Performance Assessment Considerations

Bonuses for certain executive officers and employees of Orbital Energy Group and subsidiaries are calculated based on historical financial and non-financial information and accomplishments based on an ongoing review and approval by the Compensation Committee and the Chief Executive Officer. Accordingly, the Company accrues bonuses through components calculated on prior data. This review also considers ongoing performance and incentives for those officers and employees to increase their performance. As such, bonuses calculated based on fiscal 2020 data are not necessarily earned or owed to the employees as of December 31, 2020, and there is no legal right by the employees to receive such bonuses upon either termination by the Company or voluntary termination, unless they have been approved based on the subsequent review of subjective items.

William J. Clough, Esq., General Counsel and Executive Chairman, James F. O’Neil, Chief Executive Officer, and Daniel N. Ford, Chief Financial Officer, as an executive team, successfully managed the implementation of an acquisition and growth strategy to become an energy centric service company, focused on infrastructure engineering, construction and maintenance primarily in areas that contribute to improving the carbon footprint of the world as we know it today. This management team focused the company on the acquisition and greenfield development of portfolio companies that contribute to reducing the energy industry carbon footprint.

The team’s refocus of the Company’s business model considers that the existing electric grid cannot handle ‘an electrified America’ as more of our nations’ infrastructure, such as transportation, transitions to electric, the electric grid is being reconfigured as generation is shifting from predominately coal and nuclear power generation to reliance on renewables and natural gas. A significant portion of the nation’s electric grid is approaching or has exceeded its useful life and needs to be upgraded.

The management team’s efforts include:

•

Forming Orbital Power Services (OPS), a full-service electric power contractor providing engineering, construction, and maintenance services of electric transmission, distribution, substation assets for our customers, as well as emergency response capabilities. OPS was launched in January 2020 and has expanded its customer outreach to Oklahoma, Texas, and Georgia. In addition to serving those states, OPS provided emergency storm services along the Eastern Seaboard in response to Hurricane Isaias during 2020 as well.

•

Continued transition into a diversified infrastructure service company with the 2020 acquisition of Orbital Solar Services, formerly Reach Construction Group, a full-service engineering, procurement, and construction contractor focused on building utility scale solar projects throughout the United States.

•

April 2021, the Company purchased all of the capital stock of Gibson Technical Services, Inc. (“GTS”). GTS, our wholly owned subsidiary, is an Atlanta-based telecommunications company providing diversified telecommunications services nationally since 1990.

•

July 2020, the Company formed Orbital Renewables, LLC for the purpose of forming a joint venture to provide engineering, procurement and construction services for the design, construction and operation of biomethane-to-grid facilities throughout North America.

•

October 2020, the Company formed a wholly owned subsidiary Eclipse Foundation Group, Inc., based in Gonzales, Louisiana. Eclipse is a drilled shaft foundation construction company that specializes in providing services to the electric transmission and substation, industrial, communication towers and disaster restoration market sectors, with expertise in water, marsh and rock terrains.

•	Right sized our legacy product and integration service groups in both North America and the U.K. and expanded business development efforts to pursue the renewable gas market.
•

Maintaining the Company’s business and preserve stockholder value during the COVID-19 pandemic and the unprecedented difficult business conditions that remain in 2021 while executing the company’s ongoing strategy to build a diversified infrastructure services company.

•

Promptly and effectively taking advantage of market conditions, banking relationships, and more to raise in excess of $45,000,000 in capital from equity sources in 2021 as well as additional debt financing, while increasing the Company’s Unaffiliated Market Cap from $63,979,836 (on December 31, 2020) to a high of $441,601,131 (on February 16, 2021) to $226,816,958 as of the end of the second quarter ended June 30, 2021– an increase of over 350% in the first six months of 2021.

Summary Compensation Table

The following table sets forth the compensation paid and accrued to be paid by the Company for the fiscal years 2020 and 2019 to the Company’s Chief Executive Officer, Executive Chairman/Chief Legal Counsel and Chief Financial Officer.

								Non-
								equity
								Incentive
				Stock		Option		Plan		All Other
Name and		Salary		Awards		Awards		Compensation		Compensation(7)(8)	Total
Principal Position	Year	($)		($)		($)		($)		($)	($)
William J. Clough, Executive Chairman/	2020	$759,363	(2)	$21,887	(2)	$288,085	(2)	$300,000	(2)	$27,768	$1,397,103
Chief Legal Officer/CEO/ Director (1)	2019	687,018	(2)	—		—		710,966	(2)	31,833	1,429,817
Daniel N. Ford, CFO (3)	2020	512,346	(4)	18,904	(4)	224,066	(4)	150,000	(4)	43,121	948,437
	2019	449,000	(4)	—		—		456,667	(4)	41,456	947,123
James F. O'Neil, CEO/	2020	753,563	(6)	8,937	(6)	120,036	(6)	—		47,797	930,333
Vice Chairman/Director (5)	2019	187,896	(6)	—		—		—		19,269	207,165

Footnotes:

1.

Mr. Clough joined the Company on September 1, 2005. Effective September 13, 2007, Mr. Clough was appointed CEO/President of Orbital Energy Group and Chief Executive Officer of all wholly owned subsidiaries of the Company. Effective October 1, 2019, Mr. Clough stepped down as Chief Executive Officer and was appointed Executive Chairman and Chief Legal Officer.

2.

Mr. Clough is employed under a three-year employment contract with the Company, which became effective May 14, 2019. Said contract provides, in relevant part, for salary in year 1 of $750 thousand, year 2 of $800 thousand and year 3 of $850 thousand. The employment agreement includes bonus provisions for each calendar year targeted at seventy-five percent of base salary to be based on performance objectives, goals and milestones for each calendar year including company performance. Bonuses are approved based on various performance-related factors and an evaluation of current performance and includes a discretionary bonus of up to twenty-five percent of salary based upon the reasonable judgment of the compensation committee. Employee has the ability to earn a larger bonus based on the performance criteria set forth and the reasonable judgment and discretion of the compensation committee. The agreement provides for up to $9,999 of annual premium life insurance expenses along with the ordinary benefits provided to employees of the Company. The agreement entitles Mr. Clough to severance package of 2.5 times the sum of annual base salary and target bonus along with eighteen months of medical coverage under the Company's medical plans.

3.	Mr. Ford joined the Company May 15, 2008, and serves as Chief Financial Officer.
4.

Mr. Ford is employed under a three-year employment contract with the Company, which became effective May 14, 2019. Said contract provides, in relevant part, for salary in year 1 of $500 thousand, year 2 of $550 thousand and year 3 of $600 thousand. The employment agreement includes bonus provisions for each calendar year targeted at seventy-five percent of base salary to be based on performance objectives, goals and milestones for each calendar year including company performance. Bonuses are approved based on various performance-related factors and an evaluation of current performance and includes a discretionary bonus of up to twenty-five percent of salary based upon the reasonable judgment of the compensation committee. Employee has the ability to earn a larger bonus based on the performance criteria set forth and the reasonable judgment and discretion of the compensation committee. The agreement provides for ordinary benefits provided to employees of the Company. The agreement entitles Mr. Ford to a severance package of 2.0 times the sum of annual base salary and target bonus along with eighteen months of medical coverage under the Company's medical plans.

5.	Mr. O'Neil was appointed Director July 9, 2019, and was appointed Vice Chairman and Chief Executive Officer effective October 1, 2019.
6.

Mr. O'Neil is employed under a three-year employment contract with the Company, which became effective October 1, 2019. Said contract provides, in relevant part, for salary in year 1 of $750 thousand, year 2 of $800 thousand and year 3 of $850 thousand. The employment agreement includes bonus provisions for each calendar year targeted at seventy-five percent of base salary to be based on performance objectives, goals and milestones for each calendar year including company performance. Bonuses are approved based on various performance-related factors and an evaluation of current performance and includes a discretionary bonus of up to twenty-five percent of salary based upon the reasonable judgment of the compensation committee. Employee has the ability to earn a larger bonus based on the performance criteria set forth and the reasonable judgment and discretion of the compensation committee. The agreement provides for up to $9,999 of annual premium life insurance expenses along with the ordinary benefits provided to employees of the Company. The agreement entitles Mr. O'Neil to a severance package of 2.5 times the sum of annual base salary and target bonus along with eighteen months of medical coverage under the Company's medical plans.

7.

As of December 31, 2020, Mr. Clough and Mr. Ford held 552,663 and 112,598 outstanding options, respectively. As of December 31, 2020, Mr. Clough, Mr. Ford and Mr. O'Neil held 450,000, 350,000, and 187,500 cash settled stock appreciation rights, respectively.

8.	All other compensation includes health care, insurance and 401(k) matching benefits.

The following table summarizes potential payments upon termination of employment to each of the named executive officers employed on the last day of our most recently completed fiscal year. The amounts set forth in the table are based on the assumption that the triggering event occurred on the last business day of our last completed fiscal year.

		Involuntary
		Termination or
		Resignation for		Termination
		Good Reason		upon Disability
Name	Benefit	$		$

William J. Clough, Executive Chairman/	Salary and bonus continuation	$3,500,000	(1)	$300,000	(1)
Chief Legal Officer/ former CEO/Director	Benefits	41,652	(1)	62,478	(1)

Daniel N. Ford, Chief Financial Officer	Salary and bonus continuation	1,925,000	(2)	206,250	(2)
	Benefits	39,032	(2)	58,547	(2)

James F. O'Neil, Chief Executive Officer/Director	Salary and bonus continuation	3,500,000	(3)	300,000	(3)
	Benefits	47,696	(3)	71,543	(3)

Notes:

1.

Mr. Clough's employment contract with the Company entitles Mr. Clough to a severance package of 2.5 times the sum of annual base salary and target bonus along with eighteen months of medical coverage under the Company's medical plans. Under involuntary termination without cause or resignation for good reason, Mr. Clough would receive any amounts earned, accrued or owing but not yet paid; full vesting of any unvested stock options and any deferred past bonuses that have been earned but not paid. Should Mr. Clough be terminated on account of disability he is entitled to 75% of his then current annual base salary for six months and eighteen months of medical coverage.

2.

Mr. Ford's employment contract with the Company entitles Mr. Ford to a severance package of 2.0 times the sum of annual base salary and target bonus along with eighteen months of medical coverage under the Company's medical plans. Under involuntary termination without cause or resignation for good reason, Mr. Ford would receive any amounts earned, accrued or owing but not yet paid; full vesting of any unvested stock options and any deferred past bonuses that have been earned but not paid. Should Mr. Ford be terminated on account of disability he is entitled to 75% of his then current annual base salary for six months and eighteen months of medical coverage.

3.

Mr. O'Neil's employment contract with the Company entitles Mr. O'Neil to a severance package of 2.5 times the sum of annual base salary and target bonus along with eighteen months of medical coverage under the Company's medical plans. Under involuntary termination without cause or resignation for good reason, Mr. O'Neil would receive any amounts earned, accrued or owing but not yet paid; full vesting of any unvested stock options and any deferred past bonuses that have been earned but not paid. Should Mr. O'Neil be terminated on account of disability he is entitled to 75% of his then current annual base salary for six months and eighteen months of medical coverage.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the outstanding equity awards at December 31, 2020, to each of the named executive officers:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
Name	Number of Securities Underlying Unexercised Options (#)	Option Exercise Price ($)	Option Expiration	Payout Value of Unexercised In-the-Money Options/SARs at Fiscal Year-End ($)
William J. Clough (1)	19,363	4.56	4/16/2022	$—
William J. Clough (1)	3,300	4.56	4/16/2022	—
Daniel N. Ford (1)	12,598	4.56	4/16/2022	—
William J. Clough (2)	330,000	6.00	9/21/2022	—
William J. Clough (3)	200,000	6.25	6/24/2023	—
Daniel N. Ford (3)	100,000	6.25	6/24/2023	—
William J. Clough (4)	131,250	1.00	6/1/2026	156,188
Daniel N. Ford (4)	102,083	1.00	6/1/2026	121,479
James F. O'Neil (4)	54,688	1.00	6/1/2026	65,079

Footnotes:

1.

Effective April 16, 2012, Mr. Clough and Mr. Ford received bonus options to purchase 37,177 (19,363 remaining outstanding) and 12,598 common shares, respectively, within ten years from date of issuance, at a price of $4.56 per share that vested over 4 years: 25% at year one and thereafter in equal monthly installments. Additionally, effective April 16, 2012, for director service to the Company, Mr. Clough received an option to purchase 3,300 common shares, within ten years from date of issuance, at a price of $4.56 per share that vested one year after issuance.

2.

Effective September 21, 2012, under the terms of his contract extension, Mr. Clough received a bonus option to purchase 330,000 common shares, within ten years from date of issuance, at a price of $6.00 per share that vested in equal monthly installments over 4 years.

3.

Effective June 24, 2013, Mr. Clough and Mr. Ford received bonus options to purchase 200,000 and 100,000 common shares, respectively, within ten years from date of issuance, at a price of $6.25 per share that vested one third per year over 3 years.

4.

Effective June 1, 2020, Mr. Clough, Mr. Ford and Mr. O'Neil received 450,000, 350,000 and 187,500 cash settled stock appreciation rights, respectively, within 6 years from the date of issuance, at a price of $1.00 per share that vest in equal monthly installments over 2 years.

Compensation, Bonus and Severance Provisions of Employment Arrangements

On May 14, 2019, we entered into executive employment agreements with William J. Clough, our, Executive Chairman and Chief Legal Officer and Daniel N. Ford, our Chief Financial Officer and effective October 1, 2019, we entered into an executive employment agreement with James F. O’Neil, our Chief Executive Officer (collectively, the “Executives”).  Any issuance of equity-based compensation to the executive are consistent with the provisions of Nasdaq Stock Market Listing Rule 5635(c).

Set forth below is a summary of the material terms and provisions of each of these Executive’s Employment Agreements:

	William J. Clough	James F. O’Neil

Term	3 Years	3 Years
Base Salary	Yr. 1 - $750,000 Yr. 2 - $800,000 Ys. 3 - $850,000	Yr. 1 - $750,000 Yr. 2 - $800,000 Ys. 3 - $850,000
Future Bonuses	● 75% of Base Salary for targets and milestones agreed to by Compensation Committee and Executive. ● 25% of Base Salary discretionary bonus determined by Compensation Committee.	● 75% of Base Salary for targets and milestones agreed to by Compensation Committee and Executive. ● 25% of Base Salary discretionary bonus determined by Compensation Committee.
Severance Compensation if terminated without Cause by Company or Good Reason by Executive

● 2.5 times Base Salary plus Target Bonus;

● Any deferred or unpaid past bonuses;

● Acceleration of any unvested options or other equity incentive rights;

● Company may not terminate Executive without Cause within one (1) year of a Change in Control event. Company agrees to indemnify Executive for breach of this undertaking.

● 2.5 times Base Salary plus Target Bonus;

● Any deferred or unpaid past bonuses;

● Acceleration of any unvested options or other equity incentive rights;

● Company may not terminate Executive without Cause within one (1) year of a Change in Control event. Company agrees to indemnify Executive for breach of this undertaking.

Termination for Cause	No severance benefits. Forfeit unvested options or other equity compensation rights.	No severance benefits. Forfeit unvested options or other equity compensation rights.
Termination due to Disability	75% of Base Salary for six (6) months plus COBRA reimbursement.	75% of Base Salary for six (6) months plus COBRA reimbursement.
COBRA Reimbursement	18 Months.	18 Months.
Restrictive Covenant Term	24 Months.	24 Months.
Payment of Life Insurance for Executives Beneficiary	Up to $9,999 per Year.	Up to $9,999 per Year.
Relocation Reimbursement	None.	None.

Daniel N. Ford

Term	3 Years
Base Salary	Yr. 1 - $500,000 Yr. 2 - $550,000 Yr. 3 - $600,000
Future Bonuses	● 75% of Base Salary for targets and milestones agreed to by Compensation Committee and Executive. ● 25% of Base Salary discretionary bonus determined by Compensation Committee.
Severance Compensation if terminated without Cause by Company or Good Reason by Executive

● 2.0 times Base Salary plus Target Bonus;

● Any deferred or unpaid past bonuses;

● Acceleration of any unvested options or other equity incentive rights;

● Company may not terminate Executive without Cause within one (1) year of a Change in Control event. Company agrees to indemnify Executive for breach of this undertaking.

Termination for Cause	No severance benefits. Forfeit unvested options or other equity compensation rights.
Termination due to Disability	75% of Base Salary for six (6) months plus COBRA reimbursement.
COBRA Reimbursement	18 Months.
Restrictive Covenant Term	24 Months.
Payment of Life Insurance for Executives Beneficiary	-0-
Relocation Reimbursement	If Executive is required to relocate greater than 50 miles from current place of employment, then Executive shall be reimbursed for certain relocation expenses or may resign for Good Reason.

Involuntary Termination or Resignation for Good Reason.

In the event of an involuntary termination of Executive’s employment by the Company for any reason other than cause, death, or disability or Executive's resignation for good reason, Mr. Clough and Mr. O’Neil shall be entitled to 2.5 times the sum of the annual base salary target bonus and Mr. Ford shall be entitled to 2.0 times the sum of his annual base salary target bonus, paid in a single lump sum cash payment, eighteen (18) months medical coverage, and all unvested stock options and stock appreciation rights, issued to Executive shall immediately vest in full.

Change of Control

Each employment agreement contains wording that upon acquisitions, corporate consolidation, transfer of substantially all the corporate assets the surviving or new corporation or the transferee of the Company's assets shall be bound by and shall have the benefit of the provisions of the respective Employment Agreements.

Restrictive Covenants

In consideration of the payments and benefits to be received under each of the Employment Agreements, each executive officer is also a party to restrictive covenants regarding non-competition non-solicitation of customers/clients, non-solicitation of employees, intellectual property ownership of Company, confidentiality and non-disparagement.

Director Compensation

For 2020, each of our directors received the following compensation pursuant to our director compensation plan:

Non-employee directors earned/received annual compensation of $100,000.

•

The $100,000 annual compensation for non-employee directors is issued in the form of $50,000 cash compensation and $50,000 common stock calculated by using the Nasdaq Stock Market closing price per share on the date of issuance. In addition, the chairman and member of the Investment Committee received $44,500 and $37,500, respectively of additional cash compensation for their services.

•

At the election of each director, all or any portion of the cash compensation may be converted to stock purchase options calculated by using the strike price of ten percent (10%) above the Nasdaq Stock Market closing price per share on the date of grant.

•	At the election of each director, all or any portion of the cash compensation may be converted to stock calculated by using the Nasdaq Stock Market closing price per share on the date of conversion.

The following table sets forth the compensation of the non-employee directors for the fiscal year ended December 31, 2020:

	Fees			Non-
	earned			Equity	Nonqualified
	or			Incentive	Deferred
	paid in	Stock	Option	Plan	Compensation	All Other
	Cash(1)	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)

C. Stephen Cochennet, Director	$87,500	$50,000	$—	$—	$—	$—	$137,500

Corey A. Lambrecht, Director	94,000	50,000	—	—	—	—	144,000

Sean P. Rooney, Director	50,000	50,000	—	—	—	—	100,000

Sarah Tucker, Director	50,000	50,000	—	—	—	—	100,000

Footnotes:

(1)	Each of the directors had $37,500 of earned fees accrued as of December 31, 2020.

2020 Stock Appreciation Rights Issuances

Effective June 1, 2020, the executives and officers of Orbital Energy Group, Inc. identified below were issued Stock Appreciation Rights (“SARS”) in lieu of certain cash bonuses. The SARS distributions are as follows:

Executive	SARS	Effective Date	Vesting Period	Exercise Price
William Clough	450,000	June 1, 2020	24-months	$1.00
James O’Neil	187,500	June 1, 2020	24-months	$1.00
Daniel Ford	350,000	June 1, 2020	24-months	$1.00

The number of SARS granted to each of the officers equates to the corresponding dollar amount of a portion of the cash bonus otherwise due them pursuant to their employment agreements.  The SARS are subject to acceleration upon a change in control or termination of the executive’s employment with us in certain circumstances.

The $1.00 SAR exercise price represents approximately a 40% premium over the market price of our common stock as reported on the Nasdaq Stock Market as of May 29, 2020. Upon exercise, we are obligated to pay the executive an amount equal to the difference between the average closing price of our common stock, as reported on the Nasdaq Stock Market for the five (5) trading days preceding the exercise date, less the SAR exercise price of $1.00.  Reference is made to the form of the Employee Stock Appreciation Rights Agreement – Cash Settled, attached to Form 8-K, filed with the Commission June 4, 2020, the terms of which are incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of our voting shares as of December 31, 2020, by: (i) each stockholder known by us to be the beneficial owner of 5% or more of the outstanding voting shares, (ii) each of our directors and executives and (iii) all directors and executive officers as a group. Except as otherwise indicated, we believe that the beneficial owners of the voting shares listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Shares of common stock issuable upon exercise of options and warrants that are currently exercisable or that will become exercisable within 60 days of December 31, 2020, have been included in the table.

No shares of preferred stock are outstanding at the date of this report.

Beneficial Interest Table

		Percentages of
	Number of	Shares
	Securities	Beneficially
Name and Address of Beneficial Owner (1)	Owned	Owned (2)
William J. Clough (3)	732,547	2.35%
James F. O'Neil (4)	644,263	2.10%
C. Stephen Cochennet (5)	147,068	*	%
Daniel N. Ford (6)	220,433	*	%
Corey A. Lambrecht (7)	156,073	*	%
Sean P. Rooney (8)	173,900	*	%
Paul D. White (9)	50,727	*	%
Sarah Tucker (10)	56,779	*	%
Sabby Management, LLC
10 Mountainview Road, Suite 205, Upper Saddle River, NJ 07458	3,333,333	10.87%
Officers, Directors, Executives as Group	2,181,790	7.07%

Footnotes:

1.	Except as otherwise indicated, the address of each beneficial owner is c/o Orbital Energy Group, Inc., 1924 Aldine Western, Houston, Texas 77038.
2.

Calculated on the basis of 30,676,579 shares of common stock issued and outstanding at December 31, 2020, except that shares of common stock underlying options exercisable within 60 days and issued within 60 days of the date hereof are deemed to be outstanding for purposes of calculating the beneficial ownership of securities of such holder of options and shares. A * denotes less than 1 percent beneficially owned.

3.

Mr. Clough’s common stock includes vested options to purchase 552,663 common shares. Mr. Clough is a Director, Executive Chairman and Chief Legal Officer. During February 2021, Mr. Clough exercised 552,663 of his options..

4.	Mr. O'Neil is a Director and Chief Executive Officer.
5.	Mr. Cochennet is a Director.
6.	Mr. Ford’s shares include vested options to purchase 112,598 common shares. Mr. Ford is the Chief Financial Officer.
7.	Mr. Lambrecht’s shares include vested options to purchase 13,300 common shares. Mr. Lambrecht is a Director.
8.	Mr. Rooney’s shares include vested options to purchase 33,687 common shares. Mr. Rooney is a Director.
9.	Mr. White’s shares include vested options to purchase 7,500 common shares. Mr. White is a Director.
10.	Ms. Tucker is a Director.

We relied upon Section 4(2) of the Securities Act of 1933 as the basis for an exemption from registration for the issuance of the above securities.

Related Party Transactions of Directors and Executive Officers

The Board of Directors is responsible for the review and approval of all related party transactions. Although the Board does not have written policies and procedures with respect to the review of related party transactions, we intend that any such transactions will be reviewed by the Board of Directors or one of its committees, which will consider all relevant facts and circumstances and will consider, among other factors:

•	the material terms of the transaction;
•	the nature of the relationship between the Company and the related party;
•	the significance of the transaction to the Company; and
•	whether or not the transaction would be likely to impair (or create the appearance of impairing) the judgment of a director or executive officer to act in the best interest of the Company.

Except as set forth herein, no related party of the Company, including, but not limited to, any director, officer, nominee for director, immediate family member of a director or officer, immediate family member of any nominee for director, security holder that beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to its outstanding shares, or immediate family member of any such security holder, since the beginning of fiscal year 2020, has any material interest, direct or indirect, in any transaction or in any presently proposed transaction with the Company where the amount involved exceeds $120,000 which has or will materially affect the Company.

Chief Legal Officer and Executive Chairman of the Board of Directors, William J. Clough’s son, Nicholas J. Clough, serves as Operations Director for Orbital Energy Group. Additional Information on Nicholas Clough’s compensation is included in Note 11 Related Party Transactions, to the Consolidated Financial Statements under Part II, Item 8, ‘‘Financial Statements and Supplementary Data’’ of our Form 10-K filed with the SEC on March 30, 2021.

Description of Orbital Energy Group’s Capital Stock

Description of Securities

The Company’s common stock is traded on The Nasdaq Stock Market under the trading symbol ‘‘OEG.’’ The Company currently has authorized 325,000,000 common shares, par value $0.001 per share, and as of December 31, 2020, the Company’s issued and outstanding shares consisted of 31,029,642 shares of common stock issued and 30,676,579 shares outstanding of which 28,248,253 shares are freely tradable without restriction or limitation under the Securities Act. As of December 31, 2020, the Company had in excess of 3,000 beneficial holders of our common stock and in excess of 2,300 stockholders of record. The actual number of stockholders is greater than this number of record holders and includes stockholders who are beneficial owners, but whose shares are held in street name by brokers and other nominees.

The 2,428,326 shares of common stock held by existing stockholders as of December 31, 2020, that are ‘‘restricted’’ within the meaning of Rule 144 adopted under the Securities Act (the ‘‘Restricted Shares’’), may not be sold unless they are registered under the Securities Act or sold pursuant to an exemption from registration, such as the exemption provided by Rule 144 promulgated under the Securities Act. The Restricted Shares were issued and sold by us in private transactions in reliance upon exemptions from registration under the Securities Act.

The holders of Common Stock are entitled to one vote per share and do not have cumulative voting rights. Holders of the Company’s Common Stock do not have any pre-emptive or other rights to subscribe for or purchase additional shares of capital stock and no conversion rights, redemption or sinking-fund provisions.

Market Value

The Company’s common stock is traded on the Nasdaq Stock Market under the trading symbol ‘‘OEG.’’ The following table sets forth, the high and low closing sales prices of our Common Stock on the Nasdaq during each quarter of the two most recent years.

	High	Low
2021
First Quarter	$9.86	$2.08
Second Quarter	7.64	2.91
2020
First Quarter	$1.31	$0.55
Second Quarter	0.90	0.61
Third Quarter	0.74	0.49
Fourth Quarter	2.47	0.57
2019
First Quarter	$1.79	$1.18
Second Quarter	1.31	0.82
Third Quarter	0.91	0.53
Fourth Quarter	1.19	0.68

Stock Performance Graph

The following graph compares the performance of our common stock to the performance of the Nasdaq Composite Index and the Russell 2000 Index. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity markets. The comparisons in the chart below are not intended to forecast or be indicative of future performance of our common stock. We issued 7,392,856 shares in October 2017, which increased the total number of shares outstanding by about 35% and this had a dilutive effect on the share price as reflected in the following graph.

Orbital Energy Group, Inc.

	Period Ending
Index	* 12/31/2015	12/31/2016	12/31/2017	12/31/2018	12/31/2019	12/31/2020
Orbital Energy Group, Inc.	$100.00	$98.44	$39.06	$17.47	$15.62	$31.11
NASDAQ Composite	100.00	108.87	141.13	137.12	187.44	271.64
Russell 2000	100.00	121.31	139.08	123.76	155.35	186.36

* Assumed $100 invested on 12/31/2015 in stock or index, including reinvestment of dividends. Fiscal year ended December 31.

Source: S&P Global Market Intelligence ©2021

Dividend Policy

The Company has never paid cash dividends on its common stock and the Company does not expect to pay dividends in the foreseeable future.

We currently expect to retain future earnings to finance the growth and development of our business. The timing, amount and form of future dividends, if any, will depend on, among other things, our future results of operations and cash flows; our general financial condition and future prospects; our capital requirements and surplus; contractual restrictions; the amount of distributions, if any, received by us from our subsidiaries; and other factors deemed relevant by our board of directors. Any future dividends on our common shares would be declared by and subject to the discretion of our board of directors.

Common Stock Reserved for Future Issuances

Set forth below is a summary of the outstanding securities which relate to 790,648 shares of common stock the Company is required to reserve for potential future issuances. As of December 31, 2020, there were reserved for issuance an aggregate of 790,648 shares of common stock for options outstanding under the Company’s 2008 Equity Incentive Plan and the Company’s 2009 Equity Incentive Plan (Executive).

The Orbital Energy Group 2020 Incentive Award Plan and authorized a share limit of 2,000,000 shares. As of December 31, 2020, Orbital Energy Group 2020 Incentive Award Plan there are 1,761,724 remaining shares available.

Recent Sales of Unregistered Securities

Following is a list of all securities we sold within the first two quarters of 2021 and the past two years, which were not registered under the Securities Act. The Company relied on Section 4(2) of the Securities Act of 1933 as the basis for an exemption from registration for the following issuances.

2021 Sales of Unregistered Securities, First Two Quarters

Common Stock Issued During First Two Quarters of 2021

Date of issuance	Type of issuance	Expense/ Prepaid/ Cash	Stock issuance recipient	Reason for issuance	Total no. of shares		Grant date fair value recorded at issuance (in thousands)
January, April, and May 2021	Common stock	Expense	Four directors	Director compensation	118,672		$541

January, April, and May 2021	Common stock	Expense	3 Employees	Employee bonuses	1,016,613		6,638

February and June 2021	Common stock	Expense	2 Consultants	Services	184,516		865

February 2021	Common stock	Cashless exercise	Employee	Stock option exercise	214,596	*	—

April and June 2021	Common stock	Acquisition	Various GTS owners	GTS Acquisition and purchase price adjustment	5,929,267		20,293

May 2021	Common stock	Expense	Consultant	Royalty	2,705		12
Total other equity transactions					7,466,369		$28,349

* Grant date fair value of stock options were recorded over the vesting period of the stock options in prior periods.

2020 Sales of Unregistered Securities

Common Stock Issued During 2020

(Dollars in thousands)
						Grant date
						fair value
	Type of	Expense/	Stock issuance	Reason for	Total no.	recorded at
Dates of issuance	issuance	Prepaid	Recipient	issuance	of shares	issuance
February and December 2020	Common Stock	Expense	Licensor	Pursuant to royalty agreement	54,930	$51	(1)

December 2020	Vested restricted common stock	Expense	Four board members	Director compensation	170,940	200

December 2020	Common stock	Expense	Four employees	Approved bonuses	67,336	66

Total 2020 issuances					293,206	$317	(2)

(1) Amount includes $39 thousand of stock compensation recorded in prior years.

(2) Total excludes $2 thousand of stock compensation related to royalties that were recorded as expense but not issued and outstanding as of December 31, 2020.

2019 Sales of Unregistered Securities

Common Stock Issued During 2019

(Dollars in thousands)
						Grant date
						fair value
	Type of	Expense/	Stock issuance	Reason for	Total no.	recorded at
Dates of issuance	issuance	Prepaid	recipient	issuance	of shares	issuance
January, April, July and October 2019	Vested restricted common stock	Expense	Four board members	Director compensation	164,713	$162

May 2019	Common stock	Expense	Employee	Approved bonus	18,837	17

Total 2019 issuances					183,550	$179	(1)

(1) Total excludes $36 thousand of 2019 stock compensation and $3 thousand of 2018 stock compensation related to royalties that were recorded as expense but not issued and outstanding as of December 31, 2019.

Issuer Purchases of Equity Securities

On December 3, 2019, the Board of Directors of the Company authorized and approved a two-year share repurchase program for up to $5 million of the then outstanding shares of the Company's common stock. The following table provides information regarding repurchases of the Company's common stock during the quarter ended December 31, 2019:

Period	Total Number of Shares Purchased	Average Price Paid Per share	Total Number of Shares as Part of Publicly Announced Plans or Programs	Maximum Dollar Value of Shares that May Yet be Purchased Under the Plans or Programs
December 1, 2019, through December 31, 2019	353,063	$1.17	353,063	$4,586,678
Total	353,063	$1.17	353,063	$4,586,678

Principal Accountant Fees and Services

Fees or controlled billings for services billed by the Company’s principal accountant, Perkins & Company, P.C. through June 20, 2019, and Grant Thornton LLP from June 20, 2019, through December 31, 2020, were as follows:

	For the Years Ended December 31,
(In thousands)	2020	2019
Audit fees (1)	$725	$738
Audit related fees	—	125
Tax fees and other fees (2)	106	30
Total Fees	$831	$893

(1)

Fees and expenses for professional services rendered in connection with the audit of the Company's financial statements, statutory audits, consents, and the reviews of the financial statements included in each of the Company's quarterly reports on Form 10-Q.

In accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder, the Audit Committee has adopted an informal approval policy that it believes will result in an effective and efficient procedure to pre-approve services performed by the independent registered public accounting firm.

Representatives of Grant Thornton LLP are expected to be available by teleconference at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Legal Proceedings

No director, officer or affiliate of Orbital Energy Group, Inc., any owner of record or beneficially of more than five percent of any class of voting securities of Orbital Energy Group, Inc. or any associate of any such director, officer, affiliate of Orbital Energy Group, Inc. or security holder is a party adverse to Orbital Energy Group, Inc. or any of its subsidiaries or has a material interest adverse to Orbital Energy Group, Inc. or any of its subsidiaries.

Expenses of Issuance and Distribution

The following table sets forth an estimate of the various expenses, which will be incurred in connection with the issuance and distribution of this Proxy Statement. Orbital Energy Group will be responsible for these expenses:

Printing and Distribution Expenses	$3,000
Legal Fees and Expenses	30,000
Accounting Fees and Expenses	20,000
Miscellaneous expenses	2,000
Total	$55,000

Where You Can Find Additional Information

The Company will provide to each person to whom a Proxy Statement is delivered:

•	a copy of any or all the information that has been incorporated by reference in the Proxy Statement, but not delivered with the Proxy Statement;
•	we will provide this information upon written or oral request;
•	we will provide this information at no cost to the requester.

Contact us at: Orbital Gas Systems, North America, Inc., 1924 Aldine Western, Houston, Texas 77038; phone us at (832) 467‑1420; email us at Investors@OrbitalEnergyGroup.com or view copies online at www.OrbitalEnergyGroup.com.

You may read and copy all or any portion of the Proxy Statement or any other information, which we filed at the SEC's public reference rooms in Washington, D.C., New York City and Chicago, Illinois. The address for the SEC's public reference room in Washington, D.C. is U.S. Securities and Exchange Commission, 100 "F" Street, N.E., Washington, DC 20549. You may request copies of these documents, upon payment of a duplicating fee, by writing to the SEC. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the operation of the public reference rooms. Our SEC filings are also available to you free of charge at the SEC's web site at http://www.sec.gov and our Company website at www.OrbitalEnergyGroup.com.

Shareholder Proposals for the 2022 Annual Meeting of Stockholders

Under the Security and Exchange Commission’s proxy rules, shareholder proposals that meet certain conditions may be included in our Proxy Statement and form of proxy for a particular annual meeting. Stockholders may present proper proposals for inclusion in our Proxy Statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to Orbital Energy Group’s Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our Proxy Statement for our 2022 Annual Meeting of Stockholders, the Corporate Secretary of Orbital Energy Group must receive the written proposal at our principal executive offices no later than June 1, 2022; provided, however, that in the event that we hold our 2022 Annual Meeting of stockholders more than 30 days before or after the one-year anniversary date of the 2021 Annual Meeting, we will disclose the new deadline by which stockholders proposals must be received under Item 5 of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Orbital Energy Group Global, Inc.

Attn: Corporate Secretary

1924 Aldine Western

Houston, Texas 77038

Our receipt of any such proposal from a qualified shareholder in a timely manner will not guarantee its inclusion in our proxy materials or its presentation at the 2022 Annual Meeting because there are other requirements in the proxy rules.

Annual Report

A COPY OF OUR ANNUAL REPORT TO STOCKHOLDERS WHICH INCLUDES OUR ANNUAL REPORT ON FORM 10-K AND OUR MOST RECENT QUARTERLY FORM 10-Q AND THIS PROXY STATEMENT ARE AVAILABLE TO YOU ON THE INTERNET OR, UPON YOUR REQUEST, WILL BE PROMPTLY MAILED TO YOU, PROVIDED YOU ARE A STOCKHOLDER ENTITLED TO VOTE AT THE ANNUAL MEETING. THE NOTICE, WHICH WAS MAILED TO YOU, INSTRUCTS YOU AS TO HOW YOU MAY ACCESS AND REVIEW ALL OF THE PROXY MATERIALS ON THE INTERNET. IF YOU WOULD LIKE TO RECEIVE A PAPER OR EMAIL COPY OF OUR PROXY MATERIALS, YOU SHOULD FOLLOW THE INSTRUCTIONS FOR REQUESTING SUCH MATERIALS IN THE NOTICE.

By Order of the Board of Directors

Deborah Moen,

Corporate Secretary

Documents Incorporated by Reference

The SEC allows us to incorporate by reference into this Proxy Statement the information that we file with the SEC in other documents. This means that we may disclose important information to you by referring to other documents that contain that information. The information may include documents filed after the date of this Proxy Statement which update and supersede the information you read in this Proxy Statement. We incorporate by reference the following documents listed below, except to the extent information in those documents is different from the information contained in this Proxy Statement, and all future documents filed with the SEC under Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act. The Company filed with the Commission:

•	Our annual report on Form 10-K for the year ended December 31, 2020, filed with the Commission March 30, 2021.
•

Our current reports on Form 8-K and 8-K/A filed with the Commission on March 27, 2020, March 30, 2020, April 6, 2020, April 27, 2020, May 4, 2020, May 8, 2020, May 20, 2020, June 4, 2020, June 16, 2020, July 31, 2020, August 4, 2020, August 18, 2020, November 16, 2020, November 18, 2020, December 9, 2020, December 9, 2020, January 4, 2021, January 15, 2021, February 16, 2021, March 26, 2021, March 26, 2021, March 30, 2021, April 16, 2021, April 26, 2021, May 17, 2021, June 7, 2021, June 8, 2021, June 21, 2021, July 22, 2021, August 2, 2021, August 3, 2021.

•	Our quarterly report on Form 10-Q for the first quarter of 2021, filed with the Commission on May 17, 2021;
•

Our Form S-3 Registration Statement filed with the Commission February 3, 2021, including amendments filed with the Commission on February 24, 2021, and April 6, 2021, that became effective April 29, 2021;

•	Prospectus filed with the Commission on April 30, 2021, pursuant to Rule 424(b)(2).
•	Prospectus filed with the Commission on July 22, 2021, pursuant to Rule 424(b)(5).

Proxy Solicited on Behalf of the

Board of Directors

for the Annual Shareholder Meeting of the

Orbital Energy Group Global, Inc. Stockholders

The undersigned, revoking all previous proxies, appoints Deborah Moen, Corporate Secretary, proxy of the undersigned, with power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Orbital Energy Group, Inc., Inc. to be held at 9:00 am MST on Tuesday, October 12, 2021, at the Fairmont Scottsdale Princess, 7575 East Princess Drive, Scottsdale, Arizona 85255 and for any adjournments and to vote all shares of Voting Stock of the Company, which the undersigned is entitled to vote on all matters coming before said meeting.

[X]	Please mark your votes with an “X” as in this example.

PROPOSAL I

Election of Directors

The board of directors recommends a vote FOR the following directors:

Nominee: William J. Clough
[ ] FOR	[ ] WITHHOLD

Nominee: James F. O’Neil III
[ ] FOR	[ ] WITHHOLD

Nominee: C. Stephen Cochennet
[ ] FOR	[ ] WITHHOLD

Nominee: Paul D. White
[ ] FOR	[ ] WITHHOLD

Nominee: Corey A. Lambrecht,
[ ] FOR	[ ] WITHHOLD

Nominee: Sarah Tucker
[ ] FOR	[ ] WITHHOLD

Nominee: Paul T. Addison
[ ] FOR	[ ] WITHHOLD

Nominee: Jerry Sue Thornton
[ ] FOR	[ ] WITHHOLD

Nominee: LaForrest V. Williams
[ ] FOR	[ ] WITHHOLD

PROPOSAL II

Ratification of the Appointment of

Grant Thornton LLP

as the Company’s Independent Registered Public Accounting Firm

for the Year Ending December 31, 2021

The board of directors recommends a vote FOR ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

PROPOSAL III

Advisory Approval of the Company’s Executive Compensation

(Say-on-Pay)

The board of directors recommends a vote FOR the advisory approval of the Company’s executive compensation (Say-on-Pay).

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

PROPOSAL IV

To Approve an Amendment to Paragraph 11.27 of the

Orbital Energy Group 2020 Incentive Award Plan

by Increasing the Overall Share Limit to 5,000,000

The Board of Directors recommends a vote “FOR” adoption of an amendment to Paragraph 11.27 of the Orbital Energy Group 2020 Incentive Award Plan by Increasing the Overall Share Limit to 5,000,000.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS TO ELECT THE NOMINEE DIRECTORS, RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT AUDITOR FOR THE YEAR ENDING DECEMBER 31, 2020, ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION (SAY-ON-PAY) AND FOR THE ORBITAL ENERGY GROUP 2020 INCENTIVE AWARD PLAN.

Date	2021

Signature

Signature of joint holder, if any

Please sign exactly as your name appears on your stock certificate or account. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by authorized person.